                                                     Registration Nos. 333-63155
                                                                       811-08995
================================================================================




                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                 --------------




                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]
Pre-effective Amendment No.                                                  [ ]
Post-Effective Amendment No. 10                                              [X]




                                     and/or



REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]
     Amendment No. 10                                                        [X]



                       (Check appropriate box or boxes.)



                         THE NAVELLIER MILLENNIUM FUNDS
                         ------------------------------
               (Exact name of registrant as specified in charter)



One East Liberty, Third Floor
Reno, Nevada                                                               89501
---------------------------------------------------                   ----------
(Address of Principal Executive Offices)                              (Zip Code)



Registrant's Telephone Number, Including Area Code (800) 887-8671



Arjen Kuyper
The Navellier Millennium Funds
One East Liberty, Third Floor
Reno, Nevada 89501



(Name and Address of Agent For Service)



Copy to:



Samuel Kornhauser, Esq.
Law Offices of Samuel Kornhauser
155 Jackson Street, Suite 1807
San Francisco, CA 94111
(415) 981-6281



It is proposed that this filing will become effective:



     X    immediately upon filing pursuant to paragraph (b)
    ---
          on (date) pursuant to paragraph (b)
    ---
          60 days after filing pursuant to paragraph (a)(1)
    ---
          on (date) pursuant to paragraph (a)(1)
    ---
          75 days after filing pursuant to paragraph (a)(2)
    ---
          on (date) pursuant to paragraph (a)(2) of rule 485
    ---

If appropriate, check the following box:

          this post-effective amendment designates a new effective date
    ---
          for a previously filed post-effective amendment.

Title of Securities Being Registered:
     Investment Company Shares

[BACKGROUND GRAPHIC]




                         THE NAVELLIER MILLENNIUM FUNDS

                           NAVELLIER TOP 20 PORTFOLIO

                    NAVELLIER INTERNATIONAL GROWTH PORTFOLIO

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS OR ANY OTHER MUTUAL FUND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        PROSPECTUS DATED     [NAVELLIER LOGO]
                             MAY 1, 2004

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INTRODUCING OUR PORTFOLIOS..................................    1
NAVELLIER TOP 20 PORTFOLIO..................................    2
NAVELLIER INTERNATIONAL GROWTH PORTFOLIO....................    8
FINANCIAL HIGHLIGHTS........................................   14
WHO IS RESPONSIBLE FOR THE PORTFOLIOS.......................   20
Investment Adviser..........................................   20
Distributor.................................................   20
ACCOUNT POLICIES............................................   20
UNDERSTANDING EARNINGS......................................   21
UNDERSTANDING TAXES.........................................   22
HOW TO BUY, SELL, AND EXCHANGE SHARES.......................   23
Buying shares...............................................   28
Selling or exchanging shares................................   28
Buying or selling through selected broker-dealers...........   29
The Navellier Privacy Policy................................   31
NEED TO KNOW MORE? (BACK COVER).............................



More detailed information on subjects covered in this prospectus is contained within the Statement of Additional Information (SAI). Investors seeking a more in-depth explanation of the Portfolios should request the SAI to review before purchasing shares of the Portfolios.


Nondeposit investment products are not insured by the FDIC. They are not deposits nor are they obligations of, or guaranteed by, any bank or bank affiliate. They involve investment risks, including possible loss of the principal amount invested.

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY)

INTRODUCING OUR PORTFOLIOS
--------------------------------------------------------------------------------

WHO SHOULD INVEST IN OUR PORTFOLIOS?

The Navellier Millennium Funds Portfolios use an aggressive investment style suitable for investors willing to accept more risk and tolerate more price fluctuations while seeking higher than average returns. These Navellier Millennium Funds Portfolios are for investors who can keep their money invested for longer periods, preferably at least five years, without needing to rely on this money for other purposes. The Navellier Millennium Funds Portfolios are not suitable for investors seeking current income.

ONE INVESTMENT GOAL FOR ALL OF OUR PORTFOLIOS

The investment goal for each of the Navellier Millennium Funds Portfolios is to achieve long-term capital growth -- in other words, to increase the value of your investment over time. The investment goal of each Portfolio can only be changed with shareholder approval.

KEY DEFINITIONS

"We", "Us", "Our" and "Fund" -- mean The Navellier Millennium Funds.

"You" and "Your" -- mean the prospective investor.

"Portfolio" -- refers to each individual Navellier Millennium Funds Portfolio, which combined, make up the "Fund."


"Equity Portfolios" -- refer to the 2 Portfolios that invest mainly in stocks.



"Market capitalization" -- means the number of shares available for trading multiplied by the price per share.


LIMITED PROTECTION

An investment in the Portfolios is not a bank deposit and has no FDIC protection. Please be aware that the Fund's investments in equity securities and money market securities have no FDIC protection.


               SHAREHOLDER AND ACCOUNT INQUIRIES: 1-800-622-1386



                CUSTOMER ASSISTANCE PHONE NUMBER: 1-800-887-8671

NAVELLIER TOP 20 PORTFOLIO                                        A SHARES NTGRX

--------------------------------------------------------------------------------


Class B and Class C Shares of the Navellier Top 20 Portfolio are closed to new investors and will no longer be accepting new account applications.


The Portfolio seeks long-term capital growth by investing mainly in stocks of companies with the potential to rise in price.

OUR PRINCIPAL STRATEGY

The Portfolio will invest in equity securities of companies selected for their growth or value potential. At times, the Portfolio may invest up to 100% of its total assets in such securities. The Portfolio may invest in the securities of a broad range of companies without restriction on their market capitalization (possibly including investments in foreign securities of companies in emerging markets). The Portfolio may invest in, among other things:

     -  common stock

     -  preferred stock

     -  convertible preferred stock

     -  convertible debt

We attempt to uncover stocks with strong return potential and acceptable risk characteristics. To do this, we use our proprietary computer model to calculate and analyze a "reward/risk ratio." The reward/risk ratio is designed to identify stocks with above market average returns and risk levels which are reasonable for higher return rates.

Our research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include:

     -  earnings growth

     -  expanding profit margins

     - market dominance and/or factors that create potential for market dominance

     -  sales growth

     - other factors that indicate a company's potential for growth or increased value


We select the twenty stocks with the highest rankings based on our analysis, although we will not necessarily limit our investments to only those stocks. We are not limited as to the type, operating history, or dividend paying record of companies or industries in which this Portfolio may invest. The main criteria for investment are that the securities provide opportunities for capital growth and that they rank in our top 20 highest rated investment opportunities when we make our analysis. Our analysis is made at least once a month. Currently this Portfolio invests primarily in what we believe are undervalued common stocks with long-term appreciation potential.


Typically, we purchase common stocks of issuers with records of profitability and strong earnings momentum. These issuers may be lesser known companies moving from a lower to a higher market share position within their industry groups, rather than the largest and best known companies in such groups. However, we may also purchase common stocks of well known, highly researched large companies if we believe such common stocks offer opportunity for long-term capital appreciation.

Every quarter we evaluate our tests and re-weight their influence on the computer models as necessary. This allows us to continuously monitor which factors appear to be currently in favor in the financial markets. If a security does not meet the criteria of our reward/risk ratio and there are other available securities that do, we will probably sell the security that does not meet our criteria.

WHAT WE INVEST IN

Under normal conditions, the Portfolio invests at least 80% of its total assets in companies without regard to market capitalization. The remaining 20% may be invested in other types of securities, such as:

     - bonds, cash, or cash equivalents, for temporary defensive purposes, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions; and/or

     - up to 15% of its total assets in foreign securities traded on the United States market.

The Portfolio has adopted a policy to provide the Portfolio's shareholders with at least sixty (60) days' advance written notice in plain English in the event of any change in investment policy.

THE PRINCIPAL RISKS

As with any mutual fund, there are risks to investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

MARKET RISK Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.

LIQUIDITY RISK Smaller capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in the Portfolio unless you are willing to accept this risk.

CONCENTRATED INVESTMENT RISK The Portfolio is not a diversified portfolio. This means that the Portfolio may invest up to 10% of its total assets in securities of a single issuer and up to 25% of its total assets in securities of companies in a single industry. The Portfolio is subject to a greater risk of loss because of its non-diversified status. There is also a greater potential for volatility. The Portfolio's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

FOREIGN SECURITIES RISKS

POLITICAL RISK The risk that a change in foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

CURRENCY RISK The risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

LIMITED INFORMATION RISK The risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

EMERGING MARKET COUNTRY RISK The risk associated with investment in foreign securities is heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

SETTLEMENT AND CLEARANCE RISK The risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

LIQUIDITY RISK Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the portfolio's performance. The more often stocks are traded, the more a portfolio will be charged brokerage commissions, dealer mark-ups, and other transaction costs that lower performance. In addition, sales of stocks may generate capital gains taxes. Thus a high portfolio turnover rate could increase costs and capital gains taxes, but may be necessary in order to attempt to maximize performance. We do not expect the Portfolio to have a turnover rate of more than 300% each year, and it may be lower. We will go higher if we believe it will improve the Portfolio's performance.

HOW THE PORTFOLIO HAS PERFORMED

The chart below gives some indication of the risks or rewards of investing in the Navellier Top 20 Portfolio. Of course, past performance is not necessarily an indication of future performance. The information provided is for the initial share class (Class A shares) and does not reflect sales charges, which reduce returns.

YEAR BY YEAR TOTAL RETURNS(1)

                     NAVELLIER TOP 20 PORTFOLIO

                            [BAR GRAPH]

  1999        2000        2001        2002        2003
--------    --------    --------    --------    ---------
 75.91%      -8.05%     -20.89%     -34.13%      41.53%

The inception of the Navellier Top 20 Portfolio was September 30, 1998. The performance from September 30, 1998 through December 31, 1998 was 25.50%.


(1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did. For example, a 4.95% load would have resulted in a 34.55% total return for 2003.


The Portfolio's shares may be sold subject to a Contingent Deferred Sales Charge ("CDSC") (depending on the class of shares purchased and the length of time held). This CDSC is not reflected in the Bar Chart's performance figures. If the CDSC were reflected, the returns (and the highest and lowest quarterly return figures) would be lower than those figures shown on the Bar Chart depending on whether an investor redeemed and how much the CDSC charge was.


HIGHEST AND LOWEST QUARTERLY RETURNS



Highest Quarter: up 33.31% (4th Quarter 1999)      Lowest Quarter: down 27.08% (4th Quarter 2000)

AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003 This table compares the Portfolio's class A, B and C shares' average annual returns to the Russell 3000 Growth Index for the same time period. This information may help provide an indication of the Portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. The Portfolio's past performance is not a guarantee of how it will perform in the future.



                                                               RETURN
                                            RETURN          AFTER TAXES
                                         AFTER TAXES      ON DISTRIBUTIONS
  NAVELLIER TOP 20        RETURN       ON DISTRIBUTIONS     AND SALE OF        RUSSELL
 PORTFOLIO A SHARES    BEFORE TAXES*        ONLY*           FUND SHARES      3000 GROWTH   RUSSELL 3000
-------------------------------------------------------------------------------------------------------
One Year.............      34.53%           34.53%             22.44%           30.97%        31.06%
Five Years...........       2.55%            1.45%              1.98%           -4.69%         0.37%
Since Inception
  (annualized) (1)...       6.95%            5.86%              5.82%           -0.10%         4.13%


* The performance figures include the Fund's maximum 4.95% front end sales load deduction. After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The loss (if any) in the "Return after taxes on distributions and sale of fund shares" column above may be less than that shown in the "Return after taxes on distributions only" column because it is assumed that the shareholder is subject to the highest federal marginal tax rates and the loss will offset other income that would have otherwise been subject to those higher marginal tax rates. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares, and after-tax returns for other classes of Fund shares may vary. The indices' returns reflect no deduction for fees, expenses or taxes. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


                                                                               ANNUALIZED
                                                              ONE YEAR(6)    SINCE INCEPTION
--------------------------------------------------------------------------------------------
Navellier Top 20 Class B....................................     40.53%            17.13%(2)
Navellier Top 20 Class C....................................     40.60%            11.41%(3)
Russell 3000 Growth Index (4)...............................     30.97%             0.10%
Russell 3000 Index (5)......................................     31.06%             4.13%



(1) The effective date of the Navellier Top 20 Portfolio Class A Shares was September 30, 1998. Performance was measured against the Russell 3000 Growth Index and the Russell 3000 Index from September 30, 1998 through December 31, 2003.



(2) Sales of the Class B shares began March 28, 2000. Performance was measured against the Russell 3000 Growth Index and the Russell 3000 Index from March 28, 2000 through December 31, 2003.



(3) Sales of the Class C shares began April 18, 2000. Performance was measured against the Russell 3000 Growth Index and the Russell 3000 Index from April 18, 2000 through December 31, 2003.


(4) The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

(5) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Index does not include fees or expenses and is not available for direct investment.


(6) For the year ending December 31, 2003.



FEES AND EXPENSES OF THIS PORTFOLIO


This section will help you understand the fees and operating expenses of the Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

FEES This table describes the fees you may pay if you buy and hold shares of the Portfolio. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the Portfolio and the amount of your investment. You will find details about fee discounts and waivers under "How to Buy, Sell and Exchange Shares" in this Prospectus.


                                                               CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
  (as % of offering price).................................    4.95%      None       None
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of net amount invested)..........................    5.21%      None       None
Maximum Deferred Sales Charge (Load) (as % of redemption
  proceeds)................................................    0.00%(2)   5.00%      1.00%
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions..................................    None       None       None
Redemption Fee (as % of amount redeemed, if applicable)....    None       None       None
Exchange Fee (1)...........................................    None       None       None



(1) Shares of each Portfolio of the Fund may be exchanged for shares of other Portfolios at net asset value without charge (up to two (2) exchanges per quarter.) There is no additional sales charge (load) on exchanges of shares of one class of a portfolio for shares of the same class of another Portfolio.



(2) There is no CDSC for A shares. However, there is a 1% CDSC on purchases over $1,000,000 but less than $2.5 million, if you redeem within 18 months of your purchase. There is a 0.50% CDSC on purchases between $2.5 million and $4,999,999 or a 0.25% CDSC for purchases of $5 million or more if you redeem within 18 months of your purchase. There is no additional sales charge
    (load) on exchanges of one class of shares of a portfolio for shares of the same class of another Portfolio.


OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIO This table describes the operating expenses you may pay if you buy and hold shares of the Portfolio. Expenses are deducted from the Portfolio's income before dividends are paid. Some expenses are shared by all classes of the Portfolio and are allocated on a pro rata basis.


                                                               (as a % of average daily net assets)
                                                               CLASS A       CLASS B       CLASS C
----------------------------------------------------------------------------------------------------
Management Fee..............................................     1.00%        1.00%         1.00%
Distribution (and/or service) (12b-1) Fees..................     0.25%        1.00%(2)      1.00%(2)
Other Expenses..............................................     1.71%        1.71%         1.71%
Total Annual Fund Operating Expenses (1)....................     2.96%        3.71%         3.71%



(1) Navellier's voluntary waiver of reimbursement of a portion of the Portfolio's administration and other operating expenses was 1.46% for each share class for year ended December 31, 2003, resulting in Net Total Annual Portfolio Operating Expenses of 1.50% for Class A Shares, and 2.25% for Class B & Class C Shares. The Investment Adviser has also agreed to a future partial waiver of reimbursement for the fiscal year ended December 31, 2004.


(2) The 1% 12b-1 fee is allocated 0.75% to distribution services and 0.25% to Shareholder services.

FEE EXAMPLE This example is intended to help you compare the cost of investing in the various classes of shares of the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses net annual operating expenses for the first year and total operating expenses (i.e., without the expense reimbursement) for 3 years, 5 years and 10 years. Assuming the Adviser continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs are as follows:


Fees and expenses if you sold shares after:
                                                              CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------
1 Year......................................................  $  640     $  728     $  328
3 Years.....................................................  $1,234     $1,400     $1,000
5 Years.....................................................  $1,853     $1,993     $1,793
10 Years....................................................  $3,514     $3,621     $3,865

Fees and expenses if you did not sell your shares:
                                                              CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------
1 Year......................................................  $  640     $  228     $  228
3 Years.....................................................  $1,234     $1,000     $1,000
5 Years.....................................................  $1,853     $1,793     $1,793
10 Years....................................................  $3,514     $3,621     $3,865


EXPENSES PAID TO THE DISTRIBUTOR

The Portfolio is allowed to pay fees to the Distributor and others for promoting, selling, distributing and/or servicing its shares. These are commonly called "12b-1 fees." Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as a sales commission at the time of purchase ("front end load") or at the time of sale ("back end load"). Payments are made monthly and can be up to 0.25% annually of the Portfolio's average daily net assets for Class A shares and up to 1.00% annually of the Portfolio's average daily net assets for Class B and Class C shares.

NAVELLIER INTERNATIONAL GROWTH PORTFOLIO                          A SHARES NAIMX

--------------------------------------------------------------------------------


Class B and Class C Shares of The Navellier International Growth Portfolio are closed to new investors and will no longer be accepting new account applications.


The Portfolio seeks long-term capital growth by investing in foreign stocks with the potential to rise in price.

OUR PRINCIPAL STRATEGY

The Navellier International Growth Portfolio is intended to take advantage of the global economy while achieving long term capital appreciation. The Portfolio has been designed to provide diversification benefits to domestic equity portfolios. In an effort to keep expenses at a minimum, the Portfolio will invest in international markets through the use of sponsored and unsponsored foreign stocks and American Depositary Receipts (ADRs). American Depositary Receipts are investment vehicles whereby foreign companies offer their stock for purchase on U.S. stock exchanges, denominated in American dollars. We attempt to uncover those stocks with strong return potential and acceptable risk characteristics by exploiting market inefficiencies utilizing the Navellier value added quantitative stock selection model, portfolio optimization, and risk analysis. Our stock analysis is performed at least once a month. The Portfolio may invest in the securities of a broad range of companies without restriction to their market capitalization (possibly including investments in foreign securities of companies in emerging markets). At times, the Portfolio may invest up to 100% of its total assets in such securities. We are not limited as to the type, operating history or dividend paying record of companies in which the Portfolio may invest. The Portfolio employs the Morgan Stanley E.A.F.E. Index as a relative benchmark for performance. The Morgan Stanley E.A.F.E. Index is considered to be the appropriate benchmark for international investing.

Every quarter we evaluate our tests and re-weight their influence on the computer models as necessary. This allows us to continuously monitor which factors appear to be currently in favor in the financial markets. If a security does not meet the criteria of our reward/risk ratio and there are other available securities that do, we will probably sell the security that does not meet our criteria.

WHAT WE INVEST IN

Under normal conditions, the Portfolio invests at least 80% of its total assets in sponsored and unsponsored foreign stocks and ADRs of companies without regard to market capitalization. The remaining 20% may be invested in other types of securities, such as: bonds, cash, or cash equivalents for temporary defensive purposes if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions.

The Portfolio has adopted a policy to provide the Portfolio's shareholders with at least sixty (60) days' advance written notice in plain English in the event of any change in investment policy.

THE PRINCIPAL RISKS

As with any mutual fund, there are risks to investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

MARKET RISK Investment in international sponsored and unsponsored stocks and ADRs is subject to the risks of changing political, economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.

LIQUIDITY RISK Smaller capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in this Portfolio unless you are willing to accept this risk.

CONCENTRATED INVESTMENT RISK The Portfolio is not a diversified portfolio. This means that the Portfolio may invest up to 10% of its total assets in securities of a single issuer and up to 25% of its total assets in securities of companies in a single industry. The Portfolio is subject to a greater risk of loss because of its non-diversified status. There is also a greater potential for volatility. The Portfolio's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

FOREIGN SECURITIES RISKS

POLITICAL RISK The risk that a change in foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

CURRENCY RISK The risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

LIMITED INFORMATION RISK The risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. Investment in an unsponsored foreign stock could create the risk that an investment might be made in a stock for which we could not obtain all necessary information.

EMERGING MARKET COUNTRY RISK The risk associated with investment in foreign securities is heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

SETTLEMENT AND CLEARANCE RISK The risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

LIQUIDITY RISK Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the portfolio's performance. The more often stocks are traded, the more a portfolio will be charged brokerage commissions, dealer mark-ups, and other transaction costs that lower performance. In addition, sales of stocks may generate capital gains taxes. Thus a high portfolio turnover rate could increase costs and capital gains taxes but may be necessary in order to attempt to maximize performance. We do not expect the Portfolio to have a turnover rate of more than 300% each year, and it may be lower. We will go higher if it will improve the Portfolio's performance.

HOW THE PORTFOLIO HAS PERFORMED


The chart below gives some indication of the risks or rewards of investing in the Navellier International Growth Portfolio. Of course, past performance is not necessarily an indication of future performance. The information provided is for the initial share class (Class A shares) and does not reflect sales charges, which reduce returns.

YEAR BY YEAR TOTAL RETURNS(1)

                       NAVELLIER INTERNATIONAL GROWTH PORTFOLIO

                                  [BAR GRAPH]

 2000       2001       2002       2003
-------    -------    -------    ------
-26.90%    -19.38%    -11.22%    35.82%

The inception of the Navellier International Growth Portfolio was September 5, 2000. The performance from September 5, 2000 through December 31, 2000 was -26.90%.


(1) These figures are as of December 31 of each year. They do not reflect sales charges. The Portfolio's shares may be sold subject to a Contingent Deferred Sales Charge ("CDSC") (depending on the class of shares purchased, the amount purchased and the length of time held). This CDSC is not reflected in the Bar Chart's performance figures. If the CDSC were reflected, the returns (and the highest and lowest quarterly return figures) would be lower than those figures shown on the Bar Chart depending on whether an investor redeemed and how much the CDSC charge was.



HIGHEST AND LOWEST QUARTERLY RETURNS



Highest Quarter: up 21.06% (2nd Quarter 2003)       Lowest Quarter: down 20.18% (4th Quarter 2000)



AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003 This table compares this Portfolio's average annual returns to the MSCI EAFE Index for the same time period. This information may help provide an indication of this Portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. This Portfolio's past performance is not a guarantee of how it will perform in the future.


The sale of Class B shares and Class C shares began as of November 2, 2000 and January 12, 2001, respectively. The average annual return information shown below is for the initial class of shares of the Portfolio (Class A shares).


                                                RETURN AFTER         RETURN AFTER TAXES        MSCI
NAVELLIER INTERNATIONAL         RETURN            TAXES ON            ON DISTRIBUTIONS       E.A.F.E.
GROWTH PORTFOLIO A SHARES    BEFORE TAXES*   DISTRIBUTIONS ONLY*   AND SALE OF FUND SHARES    INDEX
-----------------------------------------------------------------------------------------------------
One Year..................       29.10%             28.69%                  19.34%            39.17%
Since Inception
  (annualized) (1)........      -11.14%            -11.25%                  -9.20%            -4.87%


* The performance figures include the Fund's maximum 4.95% front end sales load deduction. After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The loss (if any) in the "Return after taxes on distributions and sale of fund shares" column above may be less than that shown in the "Return after taxes on distributions only" column because it is assumed that the shareholder is subject to the highest federal marginal tax rates and the loss will offset other income that would have otherwise been subject to those higher marginal tax rates. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares, and after-tax returns for other classes of Fund shares may vary. The index's returns reflect no deduction for fees, expenses or taxes. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


                                                                                 ANNUALIZED
                                                               ONE YEAR(5)     SINCE INCEPTION
----------------------------------------------------------------------------------------------
Navellier Intl. Growth Class B.............................       34.92%             6.15%(2)
Navellier Intl. Growth Class C.............................       35.39%             1.48%(3)
MSCI EAFE Index (4)........................................       39.16%             4.87%



(1) The effective date of the Navellier International Growth Class A Shares was September 5, 2000. Performance was measured against the MSCI EAFE Index from September 5, 2000 through December 31, 2003.



(2) Sales of the Class B shares began November 2, 2000. Performance was measured against the MSCI EAFE Index from November 2, 2000 through December 31, 2003.



(3) Sales of the Class C shares began January 12, 2001. Performance was measured against the MSCI EAFE Index from January 12, 2001 through December 31, 2003.


(4) The MSCI EAFE Index is an unmanaged index, designed by Morgan Stanley, of equities in Africa, Asia and Europe. It is considered representative of the international stock market in general. The Index does not include fees or expenses and is not available for direct investment.


(5) For the year ending December 31, 2003.



FEES AND EXPENSES OF THE PORTFOLIO


This section will help you understand the fees and operating expenses of the Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

FEES This table describes the fees you may pay if you buy and hold shares of this Portfolio. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the Portfolio and the amount of your investment. You will find details about fee discounts and waivers under "How to Buy, Sell and Exchange Shares" in this Prospectus.


                                                              CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
  (as % of offering price)..................................  4.95%      None       None
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of net amount invested)...........................  5.21%      None       None
Maximum Deferred Sales Charge (Load) (as % of redemption
  proceeds).................................................  0.00%(2)   5.00%      1.00%
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions...................................  None       None       None
Redemption Fee (as % of amount redeemed, if applicable).....  None       None       None
Exchange Fee (1)............................................  None       None       None



(1) Shares of each Portfolio of the Fund may be exchanged for shares of other Portfolios at net asset value without charge (up to two (2) exchanges per quarter.) There is no additional sales charge (load) on exchanges of shares of one class of a portfolio for shares of the same class of another Portfolio.



(2) There is no CDSC for A shares. However, there is a 1% CDSC on purchases between $1,000,000 and $2,499,999, if you redeem within 18 months of your purchase. There is a 0.50% CDSC on purchases between $2.5 million and $4,999,999 or a 0.25% CDSC for purchases of $5 million or more if you redeem within 18 months of your purchase. There is no additional sales charge
    (load) on exchanges of shares of one class of a portfolio for shares of the same class of another Portfolio.

OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIO This table describes the estimated operating expenses you may pay if you buy and hold shares of the Portfolio. Expenses are deducted from the Portfolio's income before dividends are paid. Some expenses are shared by all classes of the Portfolio and are allocated on a pro rata basis.


                                                              (as a % of average daily net assets)
                                                              CLASS A      CLASS B        CLASS C
---------------------------------------------------------------------------------------------------
Management Fee...........................................        1.00%        1.00%         1.00%
Distribution (and/or service) (12b-1) Fees...............        0.25%        1.00%(2)      1.00%(2)
Other Expenses...........................................       10.08%       10.08%        10.08%
Total Annual Fund Operating Expenses (1).................       11.33%       12.08%        12.08%



(1) Navellier's voluntary waiver of reimbursement of a portion of the Portfolio's administration and other operating expenses was 9.83% for each share class for year ended December 31, 2003, resulting in Net Total Annual Portfolio Operating Expenses of 1.50% for Class A Shares, and 2.25% for Class B & Class C Shares. The Investment Adviser has also agreed to a future partial waiver of reimbursement for the fiscal year ended December 31, 2004.


(2) The 1% 12b-1 fee is allocated 0.75% to distribution services and 0.25% to Shareholder services.

FEE EXAMPLE This example is intended to help you compare the cost of investing in the various classes of shares of the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses net annual operating expenses for the first year and total operating expenses (i.e., without the expense reimbursement) for 3 years, 5 years and 10 years. Assuming the Adviser continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs are as follows:


Fees and expenses if you sold shares after:
                                                              CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------
1 Year......................................................  $  640     $  728     $  328
3 Years.....................................................  $2,730     $2,938     $2,538
5 Years.....................................................  $4,564     $4,732     $4,532
10 Years....................................................  $8,225     $8,296     $8,406



Fees and expenses if you did not sell your shares:
                                                              CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------
1 Year......................................................  $  640     $  228     $  228
3 Years.....................................................  $2,730     $2,538     $2,538
5 Years.....................................................  $4,564     $4,532     $4,532
10 Years....................................................  $8,225     $8,296     $8,406


EXPENSES PAID TO THE DISTRIBUTOR

The Portfolio is allowed to pay fees to the distributor and others for promoting, selling, distributing and/or servicing its shares. These are commonly called "12b-1 fees." Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as a sales commission at the time of purchase ("front end load") or at the time of sale ("back end load"). Payments are made monthly and can be up to 0.25% annually of the Portfolio's average daily net assets for Class A shares and up to 1.00% annually of the Portfolio's average daily net assets for Class B and Class C shares.

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY)

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The financial highlights are intended to help you understand each Portfolio's financial performance to date. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Prior to 1997, Deloitte & Touche audited the Portfolio's financial information. After 1997, this information has been audited by Tait, Weller & Baker, whose report, along with the Portfolios' financial statements, are included in the SAI or annual report, available upon request.



                                                                      TOP 20 PORTFOLIO
                                                                       CLASS A SHARES
                                                     ---------------------------------------------------
                                                                  FOR THE FISCAL YEAR ENDED
                                                                        DECEMBER 31,
                                                     ---------------------------------------------------
                                                      2003       2002       2001       2000       1999
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of Period...........    $  8.86    $ 13.45    $ 17.10    $ 20.96    $ 12.55
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss).....................      (0.08)     (0.05)     (0.17)     (0.20)     (0.18)
Net Realized and Unrealized Gain (Loss)..........       3.76      (4.54)     (3.40)     (1.44)      9.68
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From Net Investment Income.......................         --         --         --         --         --
--------------------------------------------------------------------------------------------------------
From Net Realized Gains..........................         --         --      (0.08)     (2.22)     (1.09)
--------------------------------------------------------------------------------------------------------
Distributions in Excess of Net Realized Gains....         --         --         --         --         --
--------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Asset Value.......       3.68      (4.59)     (3.65)     (3.86)      8.41
--------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period.................    $ 12.54    $  8.86    $ 13.45    $ 17.10    $ 20.96
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN**........................      41.53%    (34.13)%   (20.89)%    (8.05)%    75.91%
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 1)............       1.50%      1.50%      1.50%      1.40%      1.50%
Expenses Before Reimbursement (Note 2)...........       2.96%      2.27%      2.15%      1.89%      2.34%
Net Investment Income (Loss) After Reimbursement
  (Note 2).......................................      (0.63)%    (0.39)%    (1.10)%    (1.11)%    (1.34)%
Net Investment Loss Before Reimbursement
  (Note 2).......................................      (2.09)%    (1.16)%    (1.75)%    (1.59)%    (2.19)%
--------------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover...............................        215%       207%       185%       118%       235%
Net Assets at End of Period (000's)..............    $10,354    $10,513    $20,784    $28,737    $23,433
Number of Shares Outstanding at End of Period
  (000's)........................................        825      1,187      1,545      1,680      1,118
--------------------------------------------------------------------------------------------------------



 (A)


   Total returns for periods of less than one year are not annualized.


 (B)


   Annualized.


 (C)


   The per share data provided is less than $0.01.


 * Commencement of Operations.


 **Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.



See Notes to Financial Statements.

                                                                          TOP 20 PORTFOLIO
                                                                           CLASS B SHARES
                                                         --------------------------------------------------
                                                         FOR THE FISCAL YEAR ENDED        FOR THE PERIOD
                                                                DECEMBER 31,             MARCH 28, 2000*
                                                         --------------------------          THROUGH
                                                          2003      2002      2001      DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of Period...............    $ 8.61    $13.17    $16.94           $27.85
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss).........................     (0.15)    (0.13)    (0.23)           (0.13)
Net Realized and Unrealized Gain (Loss)..............      3.64     (4.43)    (3.46)           (8.56)
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From Net Investment Income...........................        --        --        --               --
-----------------------------------------------------------------------------------------------------------
From Net Realized Gains..............................        --        --     (0.08)           (2.22)
-----------------------------------------------------------------------------------------------------------
Distributions in Excess of Net Realized Gains........        --        --        --               --
-----------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Asset Value...........      3.49     (4.56)    (3.77)          (10.91)
-----------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period.....................    $12.10    $ 8.61    $13.17           $16.94
-----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN**............................     40.53%   (34.62)%  (21.75)%         (31.41)%(A)
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 1)................      2.25%     2.25%     2.25%            2.25%(B)
Expenses Before Reimbursement (Note 2)...............      3.71%     3.02%     2.90%            2.74%(B)
Net Investment Income (Loss) After Reimbursement
  (Note 2)...........................................     (1.37)%   (1.11)%   (1.84)%          (1.84)%(B)
Net Investment Loss Before Reimbursement (Note 2)....     (2.83)%   (1.88)%   (2.49)%          (2.33)%(B)
-----------------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover...................................       215%      207%      185%             118%
Net Assets at End of Period (000's)..................    $3,111    $2,795    $4,823           $4,922
Number of Shares Outstanding at End of Period
  (000's)............................................       257       325       366              290
-----------------------------------------------------------------------------------------------------------



 (A)


   Total returns for periods of less than one year are not annualized.


 (B)


   Annualized.


 (C)


   The per share data provided is less than $0.01.


 * Commencement of Operations.


 **Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.



See Notes to Financial Statements.

                                                                         TOP 20 PORTFOLIO
                                                                          CLASS C SHARES
                                                        ---------------------------------------------------
                                                         FOR THE FISCAL YEAR ENDED        FOR THE PERIOD
                                                               DECEMBER 31,              APRIL 18, 2000*
                                                        ---------------------------          THROUGH
                                                         2003      2002       2001      DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of Period..............    $ 8.62    $ 13.19    $16.95           $21.54
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)........................     (0.16)     (0.13)    (0.25)           (0.11)
Net Realized and Unrealized Gain (Loss).............      3.66      (4.44)    (3.43)           (2.26)
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From Net Investment Income..........................        --         --        --               --
-----------------------------------------------------------------------------------------------------------
From Net Realized Gains.............................        --         --     (0.08)           (2.22)
-----------------------------------------------------------------------------------------------------------
Distributions in Excess of Net Realized Gains.......        --         --        --               --
-----------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Asset Value..........      3.50      (4.57)    (3.76)           (4.59)
-----------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period....................    $12.12    $  8.62    $13.19           $16.95
-----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN**...........................     40.60%    (34.65)%  (21.68)%         (11.27)%(A)
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 1)...............      2.25%      2.25%     2.25%            2.25%(B)
Expenses Before Reimbursement (Note 2)..............      3.71%      3.02%     2.90%            2.74%(B)
Net Investment Income (Loss) After Reimbursement
  (Note 2)..........................................     (1.38)%    (1.11)%   (1.84)%          (1.83)%(B)
Net Investment Loss Before Reimbursement (Note 2)...     (2.84)%    (1.88)%   (2.49)%          (2.31)%(B)
-----------------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover..................................       215%       207%      185%             118%
Net Assets at End of Period (000's).................    $1,762    $ 1,765    $3,032           $3,030
Number of Shares Outstanding at End of Period
  (000's)...........................................       145        205       230              179
-----------------------------------------------------------------------------------------------------------



 (A)


   Total returns for periods of less than one year are not annualized.


 (B)


   Annualized.


 (C)


   The per share data provided is less than $0.01.


 * Commencement of Operations.


 **Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.



See Notes to Financial Statements.

                                                                  INTERNATIONAL GROWTH PORTFOLIO
                                                                          CLASS A SHARES
                                                        ---------------------------------------------------
                                                         FOR THE FISCAL YEAR ENDED        FOR THE PERIOD
                                                               DECEMBER 31,             SEPTEMBER 5, 2000*
                                                        ---------------------------          THROUGH
                                                         2003      2002      2001       DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of Period..............    $ 5.08    $ 5.74    $  7.12          $   9.74
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)........................      0.10      0.02         --             (0.02)
Net Realized and Unrealized Gain (Loss).............      1.71     (0.66)     (1.38)            (2.60)
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From Net Investment Income..........................     (0.10)    (0.02)        --                --
-----------------------------------------------------------------------------------------------------------
From Net Realized Gains.............................        --        --         --                --
-----------------------------------------------------------------------------------------------------------
Distributions in Excess of Net Realized Gains.......        --        --         --                --
-----------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Asset Value..........      1.71     (0.66)     (1.38)            (2.62)
-----------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period....................    $ 6.79    $ 5.08    $  5.74          $   7.12
-----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN**...........................     35.82%   (11.22)%   (19.38)%          (26.90)%(A)
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 1)...............      1.50%     1.49%      1.49%             1.49%(B)
Expenses Before Reimbursement (Note 2)..............     11.33%    10.80%     22.97%           120.64%(B)
Net Investment Income (Loss) After Reimbursement
  (Note 2)..........................................     (0.02)%    0.36%      0.03%            (0.54)%(B)
Net Investment Loss Before Reimbursement (Note 2)...     (9.85)%   (8.95)%   (21.45)%         (119.69)%(B)
-----------------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover..................................       161%       85%       241%               42%
Net Assets at End of Period (000's).................    $  640    $1,111    $   805          $     89
Number of Shares Outstanding at End of Period
  (000's)...........................................        94       219        140                13
-----------------------------------------------------------------------------------------------------------



 (A)


   Total returns for periods of less than one year are not annualized.


 (B)


   Annualized.


 (C)


   The per share data provided is less than $0.01.


 * Commencement of Operations.


 **Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.



See Notes to Financial Statements.

                                                                  INTERNATIONAL GROWTH PORTFOLIO
                                                                          CLASS B SHARES
                                                        ---------------------------------------------------
                                                         FOR THE FISCAL YEAR ENDED        FOR THE PERIOD
                                                               DECEMBER 31,             NOVEMBER 2, 2000*
                                                        ---------------------------          THROUGH
                                                         2003      2002      2001       DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of Period..............    $ 5.04    $ 5.70    $  7.12          $   8.31
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)........................        --(C)  (0.01)     (0.04)            (0.01)
Net Realized and Unrealized Gain (Loss).............      1.76     (0.65)     (1.38)            (1.18)
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From Net Investment Income..........................        --        --         --                --
-----------------------------------------------------------------------------------------------------------
From Net Realized Gains.............................        --        --         --                --
-----------------------------------------------------------------------------------------------------------
Distributions in Excess of Net Realized Gains.......        --        --         --                --
-----------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Asset Value..........      1.76     (0.66)     (1.42)            (1.19)
-----------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period....................    $ 6.80    $ 5.04    $  5.70          $   7.12
-----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN**...........................     34.92%   (11.58)%   (19.94)%          (14.32)%(A)
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 1)...............      2.25%     2.21%      2.25%             2.24%(B)
Expenses Before Reimbursement (Note 2)..............     12.08%    11.52%     23.73%           121.39%(B)
Net Investment Income (Loss) After Reimbursement
  (Note 2)..........................................      0.02%     0.74%     (0.65)%           (0.83)%(B)
Net Investment Loss Before Reimbursement (Note 2)...     (9.81)%  (10.04)%   (22.13)%         (119.99)%(B)
-----------------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover..................................       161%       85%       241%               42%
Net Assets at End of Period (000's).................    $  166    $  135    $    18          $     17
Number of Shares Outstanding at End of Period
  (000's)...........................................        24        27          3                 2
-----------------------------------------------------------------------------------------------------------



 (A)


   Total returns for periods of less than one year are not annualized.


 (B)


   Annualized.


 (C)


   The per share data provided is less than $0.01.


 * Commencement of Operations.


 **Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.



See Notes to Financial Statements.

                                                                       INTERNATIONAL GROWTH PORTFOLIO
                                                                               CLASS C SHARES
                                                                --------------------------------------------
                                                                FOR THE FISCAL YEAR
                                                                       ENDED               FOR THE PERIOD
                                                                    DECEMBER 31,         JANUARY 12, 2000*
                                                                --------------------          THROUGH
                                                                  2003        2002       DECEMBER 31, 2001
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of Period......................     $ 5.03      $ 5.71           $   7.12
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................       0.01          --              (0.01)
Net Realized and Unrealized Gain (Loss).....................       1.77       (0.68)             (1.40)
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From Net Investment Income..................................         --          --                 --
------------------------------------------------------------------------------------------------------------
From Net Realized Gains.....................................         --          --                 --
------------------------------------------------------------------------------------------------------------
Distributions in Excess of Net Realized Gains...............         --          --                 --
------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Asset Value..................       1.78       (0.68)             (1.41)
------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period............................     $ 6.81      $ 5.03           $   5.71
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN**...................................      35.39%     (11.91)%           (19.80)%(A)
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 1).......................       2.25%       2.25%              2.21%(B)
Expenses Before Reimbursement (Note 2)......................      12.08%      11.56%             23.69%(B)
Net Investment Income (Loss) After Reimbursement (Note 2)...       0.03%      (0.10)%            (0.74)%(B)
Net Investment Loss Before Reimbursement (Note 2)...........      (9.80)%     (9.41)%           (22.22)%(B)
------------------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover..........................................        161%         85%               241%
Net Assets at End of Period (000's).........................     $    6      $   37           $     31
Number of Shares Outstanding at End of Period (000's).......          1           7                  5
------------------------------------------------------------------------------------------------------------



 (A)


   Total returns for periods of less than one year are not annualized.


 (B)


   Annualized.


 (C)


   The per share data provided is less than $0.01.


 * Commencement of Operations.


 **Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.



See Notes to Financial Statements.

WHO IS RESPONSIBLE FOR THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Navellier Management, Inc. is the Investment Adviser to each of the Navellier Millennium Funds Portfolios. Navellier is located at One East Liberty, Third Floor, Reno, Nevada, 89501.


Navellier approaches the investment process as a team. Through the efforts of our research and portfolio management staff we are able to effectively implement Navellier's unique investment philosophy. Leading this team of investment professionals is Louis Navellier. Each of our Portfolios is managed by an investment team led by one of our Portfolio Managers. The Portfolio Manager makes the day-to-day decisions regarding buying and selling specific securities for the Portfolio.


LOUIS G. NAVELLIER has been the CEO and President of Navellier Management, Inc. since 1994. He has an aggressive investment style suitable only for investors willing to accept a little more risk and who can hold stocks long-term. Mr. Navellier developed a computer model based on an existing proven model, which identifies attractive stocks to meet the goals of the Portfolio. He has been advising investors based on his investment technique since 1987. Mr. Navellier has the final decision making authority on stock purchases and sales and is ultimately responsible for all decisions regarding the Portfolios.


JAMES O'LEARY is a Chartered Financial Analyst and has thirty years experience in the areas of investment management and institutional marketing in the securities industry and joined Navellier in 1996. At Navellier, Mr. O'Leary is the Portfolio Manager responsible for the management of the Navellier International Growth Portfolio.



MICHAEL GARAVENTA has three years experience in the securities industry and joined Navellier in 2001 as a Quantitative Research Analyst. Mr. Garaventa, in his current role as Assistant Portfolio Manager, compiles and oversees implementation of the research that leads to portfolio decisions for the Navellier Millennium Funds, Top 20 Portfolio. In addition, he participates on the management team of the Navellier Performance Funds, Aggressive Growth Portfolio and assists in ongoing research projects, product enhancements, and product development including hedge fund research and analysis.



INVESTMENT ADVISER'S FEE We receive a 1.00% annual fee for managing all of the funds payable monthly, based upon each Portfolio's average daily net assets. We also receive a 0.25% annual fee for providing administrative services.



DISTRIBUTOR


Navellier Securities Corp. is the Distributor for the Fund and is responsible for the sale and distribution of shares to individual shareholders, broker-dealers and investment advisers. Mr. Navellier is 100% owner of the Distributor.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

Here are some important details to know before investing in any of the
Portfolios:

HOW WE PRICE SHARES


Shares are priced at net asset value (NAV). The net asset value for all Portfolios is calculated by adding the values of all securities and other assets of the Portfolio, subtracting liabilities, and dividing by the number of outstanding shares.



WHEN SHARES ARE PRICED


NAV calculations are made once each day, after the close of trading (4:00 p.m. Eastern Time). Shares are not priced on any national holidays or other days when the New York Stock Exchange (NYSE) is closed.

IMPORTANT INFORMATION ABOUT FOREIGN STOCK TRADES

Foreign stock trades may occur on days when the NYSE is closed. As a result, share values may change when you are unable to buy or sell shares.

NOTIFICATION OF CHANGES

You will be notified of any significant changes to the Portfolio(s) in writing at least 60 days before the changes take effect.

WHEN STATEMENTS ARE SENT

We will send you an account statement at least quarterly.

EXCESSIVE TRADING


The exchange privilege is not intended as a vehicle for short-term or excessive trading. As a general rule, the Fund does not approve of excessive trading/market-timing. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management and may drive fund expenses higher. The Fund may limit or terminate your exchange privileges or may not accept future investments from you if you engage in excessive trading. In determining excessive trading, we consider frequent purchases and redemptions having similar effects as exchanges to be excessive trading.


MARKET TIMING

The Fund is not designed for market timing organizations or other entities using programmed or frequent exchanges. The Fund reserves the right to reject any specific purchase order, including an order made by a market timer. Any redemption that is made as a result of this activity will be subject to any and all redemption fees.

PLEASE NOTE: The Fund reserves the right to delay sending redemption proceeds for up to seven days.

UNDERSTANDING EARNINGS
--------------------------------------------------------------------------------

The Portfolios may pay you dividends or distributions. Here are some specifics about these earnings:

THREE KINDS OF DIVIDENDS

Dividends paid to you could be:

     - Dividends or interest earned by shares of the securities in the Portfolio;

     -  Capital gains earned by selling shares of stocks at a profit;

     -  A return of capital (a repayment of the money you invested).

WHEN DIVIDENDS AND DISTRIBUTIONS ARE PAID


Each Portfolio will distribute all of its net investment income and net realized capital gains (if any) once a year, usually in December.


YOUR CHOICE: SHARES OR CASH

You may choose to receive dividends or distributions in one of two ways:

     - We will automatically reinvest your dividends and distributions in additional shares of the Portfolio, priced at the net asset value, unless you ask to be paid in cash. We have the right to alter this policy as long as we notify you at least 90 days before the record date for a dividend or distribution; or

     - To be paid in cash, you must notify us in writing. Cash payments will be made by check and mailed to the address of record, unless you instruct us otherwise in writing.


WHO RECEIVES A DIVIDEND

You are entitled to a dividend or distribution if you buy shares before the close of business (4 p.m. Eastern Time) on the record date (the day the dividend or distribution is declared). Each Portfolio has the right to use this money until the date of payment to you.

UNDERSTANDING TAXES
--------------------------------------------------------------------------------

Distributions received in cash or additional shares of a portfolio may be subject to federal income tax. The following are general rules concerning the tax consequences of investing in the Navellier Millennium Funds Portfolios. Be sure to consult your tax adviser about the specific tax implications of your investments.

TAX CONSEQUENCES OF DIVIDENDS

Your dividends are taxable in the following ways:

     - Dividends, short-term capital gain distributions and interest earned by a portfolio are taxable to you as ordinary income.

     - Capital gain distributions are taxable as capital gains, regardless of how long you have held the shares. When you sell or exchange shares you will realize a capital gain or loss, depending on the difference between what your shares cost you and what you receive for them. A capital gain or loss will be long-term or short-term, depending on the length of time you held the shares.

     -  A return of capital is not taxable to you.

WHEN DIVIDENDS ARE TAXABLE


Dividends are taxable in the year they are declared. You could, therefore, receive a dividend payment in January that is taxable in the previous year because it was declared in the previous year.


TAX EXCEPTIONS

Dividends will not be taxable in the year they are paid if a portfolio is being held in a tax-advantaged account, such as an IRA.

GAINS AND LOSSES


If you sell or exchange shares, you will usually realize either a gain or a loss (based on the difference between what you paid for the shares and the price at which you sold or exchanged them). These gains and losses may be subject to federal income tax, are usually treated as capital gains, and will be either long-term or short-term depending on how long you held the shares.


REPORTING


You must report all dividends and redemptions. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certification, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

STATE AND LOCAL TAXES

Dividends may be subject to state and local taxes.

FOREIGN TAX DEDUCTIONS

The International Growth Portfolio may be subject to foreign withholding taxes. You will be entitled to take these as either a deduction or credit on your taxes. If more than 50% of the Portfolio's total assets at fiscal year-end are foreign securities, you may also be permitted to claim either a foreign tax credit or deduction.

BE CAREFUL: TIMING CAN MAKE A DIFFERENCE.

Capital gains and dividends reduce the net asset value (NAV) of each Portfolio share. Before buying shares, be aware when dividends, including capital gains distributions, are expected to be paid. If they are paid shortly after you purchase shares, the value of your shares will be reduced and the dividend or distribution will be taxable to you, even though the account will have the same value before and after the distribution. (This is not applicable to the Navellier Money Market Portfolio).

"UNDELIVERABLE" OR "UNCASHED" DIVIDEND CHECKS

If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Portfolio at the per share Net Asset Value determined as of the date of payment. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and then reinvested in the Portfolio at the per share Net Asset Value determined as of the date of cancellation.

HOW TO BUY, SELL, AND EXCHANGE SHARES
--------------------------------------------------------------------------------

Here are some general rules to consider:

THREE WAYS TO PLACE ORDERS

You may place an order with:

     -  one of our selected broker-dealers;

     -  the Distributor, Navellier Securities Corp.; or


     -  the Transfer Agent, Integrated Fund Services, Inc.


CHOOSING A SHARE CLASS

Each Portfolio provides investors with the option of purchasing shares in the following ways:

CLASS A SHARES


Class A shares are offered at net asset value plus a maximum sales charge of 4.95% of the offering price and subject to a 0.25% Rule 12b-1 distribution fee. Reduced sales charges apply to purchases of $50,000 or more. Class A shares purchased at net asset value are subject to a contingent deferred sales charge ("CDSC") of 1% where the purchase is between $1 million and $2,499,999 and the shares are sold within 18 months of when you bought them. There is a 0.50% CDSC where the purchase is between $2.5 million and $4,999,999 or a 0.25% CDSC where the purchase is over $5 million and the shares are sold within 18 months of when you bought them.

PUBLIC OFFERING PRICE

Includes Sales Charge

                                                                                        FRONT END
                                                 FRONT-END       AMOUNT RETAINED BY    SALES CHARGE
                                                SALES CHARGE       DEALERS AS A %       AS A % OF
                                                 AS A % OF          OF OFFERING         NET AMOUNT
AMOUNT OF PURCHASE                             OFFERING PRICE          PRICE             INVESTED
---------------------------------------------------------------------------------------------------
Less than $50,000............................       4.95%               4.95%(1)           5.21%
$50,000 or more but less than $100,000.......       4.50%               4.50%(1)           4.71%
$100,000 or more but less than $250,000......       3.50%               3.50%(1)           3.63%
$250,000 or more but less than $500,000......       3.00%               3.00%(1)           3.09%
$500,000 or more but less than $1 million....       2.00%               2.00%(1)           2.04%
$1 million and over..........................          0%                  0%                 0%

(1) The Dealer's retention of 100% of the sales load could result in the Dealer being deemed a statutory underwriter.

WAYS TO REDUCE SALES CHARGES FOR CLASS A SHARES

There are three ways you can reduce your front-end sales charges.

1.  TAKE ADVANTAGE OF PURCHASES YOU'VE ALREADY MADE.

    Rights of accumulation let you combine the value of all the Class A shares you already own with your current investment to calculate your sales charge.

2.  TAKE ADVANTAGE OF PURCHASES YOU INTEND TO MAKE.

    By signing a non-binding letter of intent, you can combine investments you plan to make over a 13-month period to calculate the sales charge you'll pay on each investment.

3.  BUY AS PART OF A GROUP OF INVESTORS

    You can combine your investments with others in a recognized group when calculating your sales charge. The following is a general list of the groups Navellier recognizes for this benefit:

     -  you, your spouse and your children under the age of 21;

     - a trustee or fiduciary for a single trust, estate or fiduciary account (including qualifying pension, profit sharing and other employee benefit trusts).

WAYS TO ELIMINATE SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGES

You may not have to pay front-end sales charges or a contingent deferred sales charge (CDSC) if you are:

1. an active or retired trustee, director, officer, partner or employee (including immediate family) of:


     - Navellier or Integrated Fund Services, Inc. or of any of its affiliated companies;



     - any Navellier or Integrated Fund Services, Inc. affiliated investment company;


     -  a dealer that has a sales agreement with the distributor.

2. a trustee or custodian of any qualified retirement plan or IRA established for the benefit of anyone in the point above.

3. a dealer, broker or registered investment adviser who has entered into an agreement with the distributor or the Fund providing for the use of shares of the funds in particular investment products such as "wrap accounts" or other similar managed accounts for the benefit of your clients.

CLASS B SHARES

Class B shares are offered at net asset value without an initial sales charge, but subject to an annual 1.00% Rule 12b-1 distribution fee and a contingent deferred sales charge that declines from 5% to zero on certain redemptions made within seven years of purchase. Class B shares automatically convert into Class A shares (which have lower ongoing expenses) eight years after purchase.

PUBLIC OFFERING PRICE

Net asset value per share without any sales charge at the time of purchase.

CLASS C SHARES

Class C shares are offered at net asset value without an initial sales charge, but subject to an annual 1.00% Rule 12b-1 distribution fee and a 1% contingent deferred sales charge on redemptions made within one year of purchase. Class C shares do not convert into another class.

PUBLIC OFFERING PRICE

Net asset value per share without any sales charge at the time of purchase.

CONTINGENT DEFERRED SALES CHARGE -- ALL CLASSES

We deduct a CDSC from the proceeds when you sell shares as indicated below. A CDSC is charged on the current market value of the shares, or on the price you paid for them, whichever is less. You aren't charged a CDSC on shares you acquired by reinvesting your dividends, or on amounts representing appreciation.

When you ask us to sell shares, we will sell those that are exempt from the CDSC first, and then sell the shares you have held the longest. This helps keep your CDSC as low as possible.

CLASS A SHARES

There is generally no CDSC on Class A shares, except as set forth below. (For purchases of $1 million or more, there is a 1.00% CDSC if you sell them within 18 months of when you bought them.)

YOUR INVESTMENT                                               CDSC ON SHARES BEING SOLD
---------------------------------------------------------------------------------------
$1,000,000 and over.........................................            1.00%

CLASS B AND CLASS C SHARES

YEARS AFTER YOU BOUGHT THE SHARES                             CLASS B CHARGE    CLASS C CHARGE
----------------------------------------------------------------------------------------------
1st year....................................................       5.0%              1.0%
2nd year....................................................       4.0%               --
3rd year....................................................       4.0%               --
4th year....................................................       3.0%               --
5th year....................................................       2.0%               --
6th year....................................................       1.0%               --
7th year....................................................        --                --

WHEN THE CDSC WILL BE WAIVED

We will waive the CDSC for Class B and Class C shares if:

     - the shareholder dies or becomes disabled and the shares are redeemed within one (1) year of the shareholder's death or disability


     - you are age 70 1/2 or older and are selling shares of a retirement plan that is part of your required minimum distribution

     - you're exchanging Class B or Class C shares for the same class of shares of another Navellier Millennium Funds portfolio

     - you fall into any of the waiver categories listed above under "Ways to Reduce Sales Charges For Class A Shares" or "Ways to Eliminate Sales Charges or Contingent Deferred Sales Charges"


The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from any free shares (including reinvested dividends) then from the earliest purchase of shares. The Distributor receives any contingent deferred sales charge directly.


When placing orders, investors must specify which Portfolio(s) he/she is investing in, and whether the order is for Class A, Class B or Class C shares. Each class of shares represents interests in the same portfolio of investments of the Fund.

The decision as to which class to choose depends on a number of factors, including the amount and intended length of the investment. Investors who qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. For more information about the three sales arrangements, consult your financial representative. Be aware that financial services firms may receive different compensation depending upon which class of shares they sell.

CONVERSION FEATURE -- CLASS B SHARES

Class B shares of a portfolio will automatically convert to Class A shares of the same Portfolio eight years after issuance on the basis of the relative net asset value per share. Shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's fund account will be converted to Class A shares on a pro rata basis.

RULE 12b-1 PLAN

The Fund has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of each of the Class A, Class B and Class C shares that are used by the transfer agent to pay for distribution and other services provided to shareholders of those classes. Seventy-five percent (75%) of the 12b-1 fee shall be paid for distribution activities and twenty-five percent (25%) for shareholder services. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers. Investors may also be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. The 12b-1 fees charged may exceed the actual costs of distribution and/or service.

PURCHASE MINIMUMS

You may buy the Navellier Millennium Funds for:

     - an initial amount of at least $2,000 per Portfolio (at least $500 per Portfolio for an IRA or other tax qualified retirement plan); and,

     - additional investments of at least $100 per Portfolio.

MINIMUM ACCOUNT BALANCES

Accounts of less than $2,000 per Portfolio ($500 per Portfolio for IRAs) are expensive to maintain. Therefore, if you sell an amount of shares that brings your account balance below the minimum, we may ask you to add to the account to raise it above the minimum. If, 30 days later, the balance is still below the minimum, we have the right to sell the shares and close the account without your consent. (We will not close accounts if the balance falls because of market fluctuations.)

PRICING

You receive the next Public Offering Price (POP) calculated after your properly completed order is received.

DIVIDENDS

You will be credited with dividends for shares on the day you purchase them, but you will not be credited with dividends for shares on the day you sell them.

WHEN YOU RECEIVE YOUR MONEY


You may instruct us to mail you the proceeds. Normally, we will mail your check within seven days of the redemption. (This generally applies in cases of very large redemptions, excessive trading or during unusual market conditions). If you sell all your shares, you will receive an amount equal to the total value of the shares plus all declared but unpaid dividends. If you purchase Fund shares by check and then submit a redemption request by mail or telephone, the redemption order may not be accepted until your check has cleared, which may take up to 15 days. To eliminate this delay, you may purchase shares of the Fund by wire.


RESTRICTIONS ON PHONE ORDERS


The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or any losses, resulting from unauthorized shareholder transactions, if they reasonably believe that such instructions were genuine. You automatically receive telephone redemption and exchange privileges when you invest in the Fund. Telephone redemption is not available for shares held in IRAs. Furthermore, you must wait 30 days after notifying Integrated Fund Services, Inc. of a change in your address before selling your shares by telephone. Each Portfolio may change, modify, or terminate its telephone redemption services at any time upon 30 days notice. If you or your financial institution transact business with the Fund over the telephone, you will generally bear the risk of any loss.


CHANGING THE TERMS

We can change any of the methods of buying or selling after giving you 30 days written notice.

EXCHANGING SHARES


You may instruct us to exchange shares in one Portfolio for shares of the same class in another Portfolio. We will do this by selling the shares in one Portfolio and buying shares in another. There are certain limitations:


     - The amount must be at least $2,000 ($500 for IRAs) if you're exchanging into a portfolio for the first time; or $100 if you have already bought shares in that Portfolio.

     -  You may make only one exchange within any 30-day period.


     -  You may make up to 2 exchanges per quarter.


     - You will continue to be subject to the same CDSC to which your exchanged shares were subject when they were exchanged.

BUYING SHARES

BY MAIL


FILL OUT AN APPLICATION Complete an application naming the Portfolio or Portfolios in which you are investing and how much money is to be invested in each.


WRITE A CHECK Make the check payable to "The Navellier Millennium Funds." Mail the check and application to:


     The Navellier Millennium Funds
     c/o Integrated Fund Services, Inc.
     P. O. Box 5354
     Cincinnati, OH 45202


Once your check and properly completed application are received, your shares will be bought at the next determined public offering price. For example, if we receive your check after 4:00 p.m. Eastern time, the purchase will be made based on the shares' public offering price of the next trading day. If additional information is required, your application will be considered incomplete until we have received it.


PLEASE NOTE: We do not accept cash, money orders, travelers' checks, foreign checks, credit card convenience checks, third party checks or checks deemed to be high-risk. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined as of 4:00 p.m. Eastern time on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.


BY WIRE


Please call our Transfer Agent (Integrated Fund Services, Inc.) at 1-800-622-1386 for instructions.



PLEASE NOTE: You are responsible for any wiring charges from your bank. If we purchase shares based on your wiring instructions and have to cancel the purchase because your wire is not received, you may be liable for any loss the Portfolio may incur.


BY AUTOMATIC PLAN


MAKE MONTHLY PURCHASES You may make automatic monthly purchases of Portfolio shares directly from your bank account. Simply complete the Automatic Investment Program section of the application authorizing your bank to transfer money from your checking account to Integrated Fund Services, Inc. This is a free service, and you may discontinue it at any time. Please note: the Fund reserves the right to reject any purchase order.


SELLING OR EXCHANGING SHARES

BY MAIL


SEND THE FOLLOWING INFORMATION You may redeem shares of a Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund's account records. If the shares to be redeemed have a value of $50,000 or more, your signature must have an original Medallion Signature Guarantee by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. In addition, an original Medallion Signature Guarantee is required in the following circumstances:



     - Proceeds to be paid when information on your investment application has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee);



     -  Proceeds are being sent to an address other than the address of record;



     - Proceeds or shares are being sent/transferred from a joint account to an individual's account;



     - Proceeds to be paid via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request;



     - Proceeds or shares are being sent/transferred between accounts with different account registrations.



Medallion Signature Guarantees may be provided by any bank, broker-dealer, national securities exchange, credit union, or savings association that is authorized to guarantee signatures and which is acceptable to the Transfer Agent. Whenever a Medallion Signature Guarantee is required, each person required to sign for the account must have his signature guaranteed. Signature guarantees by notaries public are not acceptable.



If the shares are subject to a CDSC, a portion of the sale proceeds will be deducted to pay the CDSC. If the shares are exchanged, the CDSC, if any, then applicable to the exchanged shares will be transferred to the shares received in the exchange.


The mailing address is:

     The Navellier Millennium Funds

     c/o Integrated Fund Services, Inc.


     P.O. Box 5354


     Cincinnati, OH 45202


BY PHONE


MAKE A PHONE CALL Call Integrated Fund Services, Inc. at 1-800-622-1386 before 4:00 p.m. Eastern Time to have your shares sold that day.


HAVE YOUR INFORMATION READY Provide the proper personal identification information requested of you. We reserve the right to refuse the order if we cannot reasonably confirm the authenticity of the instructions.

BY AUTOMATIC PLAN


MAKE REGULAR WITHDRAWALS If you have a total of $25,000 or more invested in The Navellier Millennium Funds, you may instruct us to make monthly, quarterly, or annual payments of any amount above $1,000 to anyone you name. Sales may be subject to a CDSC. Contact Integrated Fund Services, Inc. to arrange this service.


BUYING OR SELLING THROUGH SELECTED BROKER-DEALERS


The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the Public Offering Price (POP) next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.


Certain broker-dealers may impose transaction charges or fees for services. However, shares of the Fund purchased directly from the Fund will be free of any such transaction charges or service fees.

HOW DEALERS ARE COMPENSATED

Dealers are paid in two ways for selling shares of the Navellier Millennium
Funds:

THEY RECEIVE A COMMISSION WHEN YOU BUY SHARES

The amount of commission depends on the amount you invest and the share class you buy. Sales commissions are detailed in the chart below.

* CLASS A INVESTMENTS (% OF OFFERING PRICE)

                                                               COMMISSION RECEIVED       AMOUNT
                                                                BY DEALERS OUT OF      PAID BY THE
                                                              SALES CHARGES YOU PAY    DISTRIBUTOR
--------------------------------------------------------------------------------------------------
Less than $50,000...........................................          4.95%                 --
$50,000 or more but less than $100,000......................          4.50%                 --
$100,000 or more but less than $250,000.....................          3.50%                 --
$250,000 or more but less than $500,000.....................          3.00%                 --
$500,000 or more but less than $1 million...................          2.00%                 --
$1,000,000 and above........................................            --                1.00%

* CLASS B INVESTMENTS

Receive 4% of the sale price from the Distributor at the time of the sale consisting of 3.75% from the initial sales charge and 0.25% as an advance payment of the first year's 12b-1 fee allocable to shareholder services. In the second year and each year thereafter that the shares are held, the dealer receives an annual 12b-1 fee of 0.25% payable periodically commencing on the first day of the 2nd month of the year.

* CLASS C INVESTMENTS

In the first year, the dealers receive 1% of the sale price from the Distributor consisting of a sales commission of 0.75% of the purchase price of the Class C shares sold plus a 0.25% advance of the first year's 12b-1 fee. In the second year and annually thereafter, the dealers receive only the 12b-1 fee.

THEY ARE PAID A FEE BY THE DISTRIBUTOR FOR SERVICING YOUR ACCOUNT


They receive a service fee depending on the average net asset value of the class of shares their clients hold in Navellier Funds. These fees are paid from the 12b-1 fee deducted from each fund class. In addition to covering the cost of commissions and service fees, the 12b-1 fee is used to pay for other expenses such as sales literature, prospectus printing and distribution and compensation to the distributor and its wholesalers. The 12b-1 fee charged may exceed the actual cost of distribution and or service. You will find the 12b-1 fees listed elsewhere in this prospectus.

THE NAVELLIER PRIVACY POLICY
--------------------------------------------------------------------------------


When you invest in the Navellier Millennium Funds, you share your nonpublic personal and financial information with us. Needless to say, we take your privacy very seriously. As a registered investment company advisor we provide products and services that involve compiling personal and sensitive information about you. We believe that you should know that we collect only the information necessary to provide our customers with those services. We only share this information with select business partners associated with the delivery of these products and services. We are committed to protecting your privacy and do not sell this information to any third party. If you have any questions about our privacy policy please call (800) 887-8671, and we will be happy to assist you.



OUR POLICY IS TO LIMIT HOW AND WITH WHOM WE WILL SHARE INFORMATION



We do not share information about you, or our former clients, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. We may share information with our Transfer Agent or Custodian in order to administer your accounts through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. It is necessary for us to have your personal information so that we know how to contact you in order to answer questions or respond to requests for information from us.



WE DO NOT SELL LISTS OF OUR CLIENTS



We do not sell lists of our clients, nor do we disclose client information to marketing companies. We do not share information with other companies with the exception of those companies hired to provide specific services for us.



WE COLLECT ONLY THE INFORMATION NECESSARY TO DELIVER OUR PRODUCTS AND SERVICES



We may collect nonpublic personal information about you from the following sources:



     - Information we receive from you on applications or other forms, such as your name, address and account number.



PROCEDURES TO PROTECT CONFIDENTIALITY AND SECURITY OF CLIENT



To ensure the security and confidentiality of your personal information, Navellier and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our Web site www.navellier.com. In our offices, we limit access to nonpublic personal and financial information about you to those Navellier personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information. Additionally, we conduct periodic reviews of our computer systems, including security features.



HOW YOU CAN CORRECT AND UPDATE PERSONAL INFORMATION



If you need to update or correct any personal information, you may contact us at
(800) 887-8671.

[BACKGROUND GRAPHIC]




NEED TO KNOW MORE?

THE NAVELLIER MILLENNIUM FUNDS

Additional information is available free of charge in the Annual/Semi-Annual Report and the Statement of Additional Information (SAI). In our Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past fiscal year. The SAI is incorporated by reference (legally considered part of this document). Documents will be sent within three business days of receipt of request.

   The Navellier Millennium Funds
   c/o Navellier Securities Corp.
   One East Liberty, Third Floor
   Reno, Nevada 89501
   1-800-887-8671
   Internet address: http://www.navellier.com


Information about the Fund (including the SAI and exhibits) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference \Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund including information about the codes of ethics are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


SEC File Number-811-08995

                                     PART B

                         THE NAVELLIER MILLENNIUM FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                                DATED MAY 1, 2004



      This Statement of Additional Information, which is not a prospectus, should be read in conjunction with the Prospectus of The Navellier Millennium Funds (the "Fund"), dated May 1, 2004, a copy of which Prospectus may be obtained, without charge, by contacting the Fund, at its mailing address c/o Navellier Securities, Corp., One East Liberty, Third Floor, Reno, Nevada 89501;
Tel: 1-800-887-8671.

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY........................................
INVESTMENT OBJECTIVES AND POLICIES.....................................
TRUSTEES AND OFFICERS OF THE FUND......................................
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES....................
THE INVESTMENT ADVISER, DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT......
BROKERAGE ALLOCATION AND OTHER PRACTICES...............................
CAPITAL STOCK AND OTHER SECURITIES.....................................
PURCHASE, REDEMPTION, AND PRICING OF SHARES............................
TAXES..................................................................
UNDERWRITERS...........................................................
CALCULATION OF PERFORMANCE DATA........................................
FINANCIAL STATEMENTS...................................................
APPENDIX...............................................................

                         GENERAL INFORMATION AND HISTORY

      The Fund is a business trust company organized under the laws of the State of Delaware on September 4, 1998.

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVE AND POLICIES OF THE NAVELLIER TOP 20 PORTFOLIO


This Portfolio is an open end non-diversified investment company which means it may invest up to 10% of its total assets in the securities of a single company and up to 25% of its total assets in the securities of a single industry. The investment objectives and policies of the Portfolio are described in the Prospectus. The general policies, discussed below, supplement the information contained in the Prospectus.


INVESTMENT OBJECTIVE AND POLICIES OF THE NAVELLIER INTERNATIONAL GROWTH
PORTFOLIO


This Portfolio is an open end non-diversified investment company which means it may invest up to 10% of its total assets in the securities of a single company and up to 25% of its total assets in the securities of a single industry. The investment objectives and policies of the Portfolio are described in the Prospectus. The general policies, discussed below, supplement the information contained in the Prospectus.


























OTHER INVESTMENTS


      While under normal circumstances each Equity Portfolio will invest at least 80% of its total assets in equity securities, each Equity Portfolio may, for temporary defensive purposes or to maintain cash or cash equivalents to meet anticipated redemptions, also invest in debt securities and money market funds if, in the opinion of the Investment Adviser, such investment will further the cash needs or temporary defensive needs of each Equity Portfolio. In addition, when the Investment Adviser feels that market or other conditions warrant it, for temporary defensive purposes, each Equity Portfolio may retain cash or invest all or any portion of its assets in cash equivalents, including money market mutual funds. Under normal conditions, each Equity Portfolio's holdings in such non-equity securities should not exceed 20% of the total assets of the Portfolio. If an Equity Portfolio's assets, or a portion thereof, are retained in cash or money market funds, such cash will, in all probability, be deposited in interest-bearing or money market accounts or money market mutual funds such as the FBR Fund for Government Investors. FBR National Trust Company is the Fund's Custodian. Cash deposits by the Fund in interest bearing instruments administered by FBR National Trust Company ("Custodian") will only be deposited with the Custodian if its interest rates, terms, and security are equal to or better than could be received by depositing such cash with another savings institution. Money market mutual fund investments have no FDIC protection and deposits in FBR National Trust Company interest bearing accounts have only $100,000 protection. Non-deposit investment products are not insured by the FDIC. They are not deposits or other obligations of or guaranteed by any bank or bank affiliate, and involve investment risks, including possible loss of the principal amount invested.


      It is anticipated that all of the Equity Portfolios' investments in corporate debt securities (other than commercial paper) and preferred stocks will be represented by debt securities and preferred stocks which have, at the time of purchase, a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa) or by Standard & Poor's Corporation (AAA, AA, A, BBB; securities which are rated BBB/Baa have speculative characteristics). Although investment-quality securities are subject to market fluctuations, the risk of loss of income and principal is generally expected to be less than with lower quality securities. In the event the rating of a debt security or preferred stock in which an Equity Portfolio has invested drops below investment grade, the Portfolio will promptly dispose of such investment. When interest rates go up, the market value of debt securities generally goes down and long-term debt securities tend to be more volatile than short term debt securities.

      In determining the types of companies which will be suitable for investment by The Navellier Top 20 Portfolio, the Investment Adviser screens over 9,000 stocks, taking into account various fundamental characteristics and basing its stock selection on proprietary analysis using its own concept of modern portfolio theory to select the twenty stocks with the highest ranking. The current Equity Portfolios invest primarily in what the Investment Adviser believes are undervalued common stocks believed to have long-term appreciation potential. Stocks are selected on the basis of an evaluation of factors such as earnings growth, expanding profit margins, market dominance and/or factors that create the potential for market dominance, sales growth, and other factors that indicate a company's potential for growth or increased value. There are no limitations on the Navellier Top 20 Portfolio as to the type, operating history, or dividend paying record of companies or industries in which this Portfolio may invest; the principal criteria for investment is that the securities provide opportunities for capital growth and that they rank in the Investment Adviser's Top 20 highest rated investment opportunities at the time the Investment Adviser makes its analysis.

      The Navellier International Growth Portfolio will invest in foreign stocks and ADRs. There is no restriction on their market capitalization










      Each Equity Portfolio will invest up to 100% of its capital in equity securities selected for their growth or value potential. The Investment Adviser will typically (but not always) purchase common stocks of issuers which have records of profitability and strong earnings momentum.


      None of the Portfolios or the Fund is an underwriter for the securities of other issuers.





LACK OF OPERATING HISTORY AND EXPERIENCE


      The Navellier Top 20 Portfolio became effective September 30, 1998. The Navellier International Growth Portfolio was organized June 30, 2000. The Investment Adviser was organized on May 28, 1993. Although the Investment Adviser sub-contracts a substantial portion of its responsibilities for administrative services of the Fund's operations to various agents, including the Transfer Agent, the Investment Adviser still has overall responsibility for the administration of each of the Portfolios and oversees the administrative services performed by others as well as servicing customer's needs and, along with each Portfolio's Trustees, is responsible for the selection of such agents and their oversight. The Investment Adviser also has overall responsibility for the selection of securities for investment for each of the

Portfolios.


      Louis Navellier, the owner of the Investment Adviser, is also the owner of another investment advisory firm, Navellier & Associates Inc., which presently manages approximately $3.0 billion in investor funds. Louis Navellier, the owner of the Investment Adviser, is also the owner of another investment advisory firm, Navellier Fund Management, Inc., and owns other investment advisory entities which manage assets and/or act as sub-advisers, all of which firms employ the same basic modern portfolio theories and select many of the same over-the-counter stocks and other securities which the Investment Adviser intends to employ and invest in while managing the Portfolios of the Fund. Because many of the over-the-counter and other securities which the Investment Adviser intends to, or may, invest in have a smaller number of shares available to trade than more conventional companies, lack of shares available at any given time may result in one or more of the Portfolios of the Fund not being able to purchase or sell all shares which the Investment Adviser desires to trade at a given time or period of time, thereby creating a potential liquidity problem which could adversely affect the performance of the Fund Portfolios. Since the Investment Adviser will be trading on behalf of the various Portfolios of the Fund in some or all of the same securities at the same time that Navellier & Associates Inc., Navellier Fund Management, Inc. and other Navellier controlled investment entities are trading, the potential liquidity problem could be exacerbated. In the event the number of shares available for purchase or sale in a security or securities is limited and therefore the trade order cannot be fully executed at the time it is placed, i.e., where the full trade orders of Navellier & Associates Inc., Navellier Fund Management, Inc., and other Navellier controlled investment entities and the Fund cannot be completed at the time the order is made, Navellier & Associates, Inc., and the other Navellier controlled investment entities and the Investment Adviser will allocate their purchase or sale orders in proportion to the dollar value of the order made by the other Navellier entities, and the dollar value of the order made by the Fund. For example, if Navellier & Associates Inc., and Navellier Fund Management, Inc., each place a $25,000 purchase order and Investment Adviser on behalf of the Fund places a $50,000 purchase order for the same stock and only $50,000 worth of stock is available for purchase, the order would be allocated $12,500 each of the stock to Navellier & Associates Inc., and Navellier Fund Management, Inc., and $25,000 of the stock to the Fund. As the assets of each Portfolio of the Fund increase the potential for shortages of buyers or sellers increases, which could adversely affect the performance of the various Portfolios. While the Investment Adviser generally does not anticipate liquidity problems (i.e., the possibility that the Portfolio cannot sell shares of a company and therefore the value of those shares drops) unless the Fund has assets in excess of two billion dollars (although liquidity problems could still occur when the Fund has assets of substantially less than two billion dollars), each investor is being made aware of this potential risk in liquidity and should not invest in the Fund if he, she, or it is not willing to accept this potentially adverse risk, and by investing, acknowledges that he, she or it is aware of the risks.

      An investment in shares of a portfolio involves certain speculative considerations. There can be no assurance that the Portfolio's objective will be achieved or that the value of the investment will increase. Each Portfolio intends to comply with the diversification and other requirements applicable to regulated investment companies under the Internal Revenue Code.

      INVESTMENT POLICIES. The following general policies supplement the information contained in the Prospectus. Also following are other types of investments in which each Portfolio may invest.

      CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short-term, interest-bearing, negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

      TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

      BANKER'S ACCEPTANCES. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

      COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

      CORPORATE DEBT SECURITIES. Corporate debt securities with a remaining maturity of less than one year tend to become liquid and can sometimes be traded as money market securities.

      UNITED STATES GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the United States government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years, and Treasury bonds generally have a maturity of greater than five years.

      Agencies of the United States government which issue or guarantee obligations include, among others, export-import banks of the United States, Farmers' Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, the Defense Security Assistance Agency of the Department of Defense, and the Tennessee Valley Authority. Obligations of instrumentalities of the United States government include securities issued or guaranteed by, among others, the Federal National Mortgage Associates, Federal Intermediate Credit Banks, Banks for Cooperatives, and the United States Postal Service. Some of the securities are supported by the full faith and credit of the United States government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

      STOCK INDEX FUTURES. A stock index futures contract (an "Index Future") is a contract to buy an integral number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

LOANS OF PORTFOLIO SECURITIES

      The Fund may lend its portfolio securities to broker-dealers. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays to the Fund an amount equal to any dividends or interest received on the securities lent. When the collateral is cash, the Fund may invest the cash collateral in interest-bearing, short-term securities. When the collateral is U.S. Government securities, the Fund usually receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities passed to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Investment Adviser to be of relatively high credit standing.

INVESTING IN SECURITIES OF FOREIGN ISSUERS

      Investments in foreign securities (those which are traded principally in markets outside of the United States), particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include, among others, changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under laws applicable to foreign securities markets, the impact of political, social, or diplomatic developments, difficulties in invoking legal process abroad, and the difficulty of assessing economic trends in foreign countries. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The laws of some foreign countries may limit the Portfolio's ability to invest in securities of certain issuers located in those countries. The securities of some foreign issuers and securities traded principally in foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. issuers and securities traded principally in U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than those charged in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities traded principally in foreign securities markets.

      The risks of investing in foreign securities may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. Prices of securities of companies in emerging markets can be significantly more volatile than prices of securities of companies in the more developed nations of the world, reflecting the greater uncertainties of investing in less developed markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries or dependent on revenues from particular commodities or on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Consequently, securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Also, such local markets typically offer less regulatory protections for investors.

      While to some extent the risks to the Equity Portfolios of investing in foreign securities may be limited, since the Equity Portfolios (except The Navellier International Growth Portfolio, which may invest up to 100% of its net asset value in foreign securities) may not invest more than 15% of its net asset value in such securities and the Equity Portfolios (except The Navellier International Growth Portfolio) may only invest in foreign securities which are traded in the United States securities markets, the risks nonetheless exist.

      The Investment Adviser will use the same basic selection criteria for investing in foreign securities as it uses in selecting domestic securities as described in the Prospectus.

      INVESTMENT RESTRICTIONS. The Fund's fundamental policies as they affect a portfolio cannot be changed without the approval of a vote of a majority of the outstanding securities of such Portfolio. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the matter. Such a majority is defined as the lesser of (a) 67% or more of the voting shares of the Fund present at a meeting of shareholders of the Portfolio, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions (except the percentage restrictions on borrowing and illiquid securities -- which percentage must be complied with) and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Portfolio.

      The following investment restrictions are fundamental policies of the Fund with respect to each Portfolio and may not be changed except as described above. Each Portfolio may not:

      1. Purchase any securities or other property on margin; PROVIDED, HOWEVER, that each Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of securities.

      2. Make cash loans, except that each Portfolio may purchase bonds, notes, debentures, or similar obligations which are customarily purchased by institutional investors whether publicly distributed or not.

      3. Make securities loans, except that each Portfolio may make loans of the portfolio securities of the Portfolio, provided that the market value of the securities subject to any such loans does not exceed 33-1/3% of the value of the total assets (taken at market value) of the Portfolio.

      4. Make investments in real estate or commodities or commodity contracts, including futures contracts, although each Portfolio may purchase securities of issuers which deal in real estate or commodities although this is not a primary objective of the Portfolio.

      5. Invest in oil, gas, or other mineral exploration or development programs, although each Portfolio may purchase securities of issuers which engage in whole or in part in such activities.

      6. Purchase securities of companies for the purpose of exercising management or control.

      7. Participate in a joint or joint and several trading account in securities.

      8. Issue senior securities or borrow money, except that each Portfolio may
(i) borrow money only from banks for the Portfolio for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests, that might otherwise require the untimely disposition of securities, provided that any such borrowing does not exceed 10% of the value of the total assets (taken at market value) of the Portfolio, and (ii) borrow money only from banks for the Portfolio for investment purposes, provided that (a) after each such borrowing, when added to any borrowing described in clause (i) of this paragraph, there is an asset coverage of at least 300% as defined in the Investment Company Act of 1940, and (b) is subject to an agreement by the lender that any recourse is limited to the assets of the Portfolio. As an operating policy, the Portfolio may not invest in portfolio securities while the amount of borrowing of the Portfolio exceeds 5% of the total assets of the Portfolio.

      9. Pledge, mortgage, or hypothecate the assets of the Portfolio to an extent greater than 10% of the total assets of the Portfolio to secure borrowings made pursuant to the provisions of Item 8 above.

      10. Purchase for each Portfolio "restricted securities" (as defined in Rule 144(a)(3) of the Securities Act of 1933), if, as a result of such purchase, more than 10% of the net assets (taken at market value) of the Portfolio would then be invested in such securities nor will any Portfolio invest in illiquid or unseasoned securities if as a result of such purchase more than 5% of the net assets of the Portfolio would be invested in either illiquid or unseasoned securities.

      11. Invest more than 10% of each Portfolio's assets in the securities of any single company or 25% or more of such Portfolio's total assets in a single industry.

      If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation of the restrictions, except as to the 5%, 10% and 300% percentage restrictions on borrowing specified in Restriction Number 8 above.


PROXY VOTING. The SEC recently adopted Rule 206(4)-6 requiring formal proxy voting policies and procedures for SEC registered investment advisers with voting authority over client portfolio securities. This Rule requires covered investment advisers to:


Adopt written proxy voting policies and procedures designed to ensure the adviser votes proxies in the best interests of its clients, including policies addressing material conflicts between the interests of the investment adviser and its clients; Disclose to clients the adviser's proxy voting policy and provide a copy to clients upon request; and Disclose how clients may obtain voting information from the adviser for the client's securities.



The rule also requires SEC registered investment advisers to keep certain records relating to proxy voting policies, including the proxy voting policy, a record of all votes cast, and client communications related to proxy voting.



Navellier has contracted Institutional Shareholder Services (ISS), a third-party company, to perform the proxy voting function for its accounts. ISS provides Navellier with detailed documentation of all voting activities on a quarterly basis.



In addition to Institutional Shareholder Services' Policy and Procedures, Navellier & Associates, Inc. has adopted general guidelines for voting proxies in our Proxy Voting Policies and Procedures. Although these guidelines are to be followed as a general policy, in all cases each proxy will be considered based on the relevant facts and circumstances. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Navellier & Associates, Inc. anticipate all future situations.



In the absence of specific voting guidelines from a client, Navellier & Associates, Inc. has instructed Institutional Shareholder Services (ISS) to vote proxies in a manner that is in the best interest of the client, which may result in different voting results for proxies for the same issuer. The Adviser shall consider only those factors that relate to the client's investment or dictated by the client's written instructions, including how its vote will economically impact and affect the value of the client's investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the client). Navellier & Associates, Inc. believes that voting proxies in accordance with the aforementioned policies is in the best interests of its clients.



Navellier & Associates, Inc.'s complete Proxy Voting Policies and Procedures is available for viewing on our web site at www.navellier.com.



      PORTFOLIO TURNOVER. Each Portfolio has an expected annual rate of portfolio turnover which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater expenses to the Portfolio, including brokerage commission expenses, dealer mark-ups, and other transaction costs on the sale of securities, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of such Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatment. The Navellier Top 20 Portfolio's actual turnover rate for 2003 was 215%. The Navellier International Growth Portfolio's actual turnover rate for 2003 was 161%.

The Fund will attempt to limit the annual portfolio turnover rate of each Portfolio to 300% or less, however, this rate may be exceeded if in the Investment Adviser's discretion securities are or should be sold or purchased in order to attempt to increase the Portfolio's performance. In Wisconsin for the year ended December 31, 2003 annual portfolio turnover rate of 300% or more is considered a speculative activity and under Wisconsin statutes could involve relatively greater risks or costs to the Fund.


      TRUSTEES AND OFFICERS OF THE FUND

      The Fund's Board of Trustees directs the business and affairs of each Portfolio of the Fund and supervises the Investment Adviser, Distributor, Transfer Agent and Custodian, as described below.


      The following information, as of December 31, 2003, is provided with respect to each trustee and officer of the Fund:


      INTERESTED TRUSTEES AND OFFICERS


                       (2)POSITION(S)                                                              (5)NUMBER OF      (6)OTHER
                       HELD WITH                                        (4)PRINCIPAL               PORTFOLIOS IN      TRUSTEESHIPS
                       REGISTRANT AND ITS    (3)TERM OF OFFICE AND      OCCUPATION(S) DURING       FUND OVERSEEN      HELD BY
(1)NAME AND ADDRESS    AFFILIATES             LENGTH OF TIME SERVED     PAST FIVE YEARS            BY TRUSTEE         TRUSTEES
-------------------    --------------------   ---------------------     ----------------------     --------------     ------------
Louis Navellier(1)     Trustee and            As long as the Fund        Mr. Navellier is and             2            One, The
46                     President of The       is in existence unless     has been the CEO and                          Navellier
One East Liberty       Navellier              voted out by 2/3           President of Navellier &                      Performance
Third Floor            Millennium Funds.      vote of shareholders.      Associates Inc., an                           Funds'
Reno, NV 89501         He was selected as      Mr. Navellier has         investment management                         three (3)
                       a Trustee at the       served as trustee          company since 1988; CEO                       portfolios
                       organizational         since 1998.                and President of Navellier
                       meeting. There are                                Management, Inc., an
                       no agreements or                                  investment management
                       understandings                                    company since May 10,
                       pursuant to which                                 1993; CEO and President of
                       he was selected as                                Navellier International
                       a trustee or                                      Management, Inc., an
                       officer. Trustee                                  investment management
                       and President of                                  company, since May 10,
                       The Navellier                                     1993; CEO and President of
                       Performance Funds.                                Navellier Securities Corp.
                       Mr. Navellier is                                  since May 10, 1993; CEO
                       also the CEO,                                     and President of Navellier
                       President,                                        Fund Management, Inc., an
                       Secretary, and                                    investment management
                       Treasurer of                                      company, since November
                       Navellier                                         30, 1995; and has been
                       Management, Inc.,                                 editor of MPT Review from
                       a Delaware                                        August 1987 to the present
                       corporation which                                  and was publisher and
                       is the Investment                                 editor of the predecessor
                       Adviser to the                                    investment advisory
                       Fund.                                             newsletter OTC Insight,
                                                                         which he began in 1980 and
                       Mr. Navellier                                     wrote through July 1987; a
                       is also CEO                                       Trustee of The Navellier
                       President                                         Millennium Funds, a mutual
                       Secretary, and                                    fund since family since
                       Treasurer of                                      1998.
                       Navellier
                       Securities
                       Corp., the
                       principal
                       underwriter of the
                       Fund's shares.
                       Mr. Navellier
                       is also CEO
                       and President of
                       Navellier &
                       Associates, Inc.
                       owned by Louis
                       Navellier.



Arjen Kuyper(1)        Trustee and            As long as the Fund      Mr. Kuyper is COO of               2            0
47                     Treasurer of the       is in existence unless   Navellier & Associates,
One East Liberty       Navellier              voted out by 2/3         Inc. and has been since
Third Floor            Millennium Funds.      vote of shareholders.    September 1, 1998. Prior
Reno, NV 89501         He is also             Mr. Kuyper has served    to that he was operations
                       Treasurer of the       as trustee since 1998.   manager for Navellier &
                       Navellier                                       Associates, Inc. since
                       Performance Funds.                              1992 and operations
                       He is also COO of                               manager for Navellier
                       Navellier &                                     Management, Inc. and for
                       Associates which is                             Navellier Securities
                       owned by Louis                                  Corp., since 1993.
                       Navellier. He was
                       selected as a Trustee
                       at the organizational
                       meeting. There are no
                       agreements or
                       understandings pursuant
                       to which he was
                       selected as a trustee
                       or officer.





      DISINTERESTED TRUSTEES AND OFFICERS

                       (2)POSITION(S)                                                              (5)NUMBER OF       (6)OTHER
                       HELD WITH                                        (4)PRINCIPAL               PORTFOLIOS IN       TRUSTEESHIPS
                       REGISTRANT AND ITS    (3)TERM OF OFFICE AND      OCCUPATION(S) DURING       FUND OVERSEEN       HELD BY
(1)NAME AND ADDRESS    AFFILIATES             LENGTH OF TIME SERVED     PAST FIVE YEARS            BY TRUSTEE          TRUSTEES
-------------------    --------------------   ---------------------     ----------------------     --------------     ------------
Barry Sander           Trustee of the         As long as the Fund        Currently retired as of          2            One, The
55                     Navellier              is in existence unless     December 1, 1998,                             Navellier
1835 Ashland Mine      Millennium Funds.      voted out by 2/3           formerly he was the                           Performance
Road                   He is also a           vote of shareholders.      President and CEO of Ursa                     Funds'
Ashland, OR 97520      Trustee of the         Mr. Sander has served      Major Inc., a stencil                         three (3)
                       Navellier              as trustee since 1998.     manufacturing firm and                        portfolios
                       Performance Funds                                 had been for the past
                       He was selected as                                nine years.
                       a Trustee at the
                       organizational
                       meeting. There are
                       no agreements or
                       understandings
                       pursuant to which
                       he was selected as
                       a trustee or
                       officer.



Joel Rossman           Trustee of the         As long as the Fund        Currently owner of a             2            One, The
55                     Navellier              is in existence unless     photo framing                                 Navellier
2921 California        Millennium Funds.      voted out by 2/3           manufacturing company.                        Performance
San Francisco, CA      He is also a           vote of shareholders.      Formerly he was                               Funds'
94115                  Trustee of the         Mr. Rossman has served     President and CEO of                          three (3)
                       Navellier              as trustee since 1998.     Personal Stamp Exchange,                      portfolios
                       Performance Funds.                                Inc., a manufacturer,
                       He was selected as                                designer and distributor
                       a Trustee at the                                  of rubber stamp
                       organizational                                    products. He had been
                       meeting. There are                                President and CEO of
                       no agreements or                                  Personal Stamp Exchange
                       understandings                                    for the preceding 10
                       pursuant to which                                 years.
                       he was selected as
                       a trustee or
                       officer.



Jacques Delacroix      Trustee of the         As long as the Fund        Professor of Business            2            One, The
61                     Navellier              is in existence unless     Administration, Leavy                         Navellier
519 Chestnut Street    Millennium Funds.      voted out by 2/3           School of Business, Santa                     Performance
Santa Cruz, CA         He is also a           vote of shareholders.      Clara University                              Funds'
95060                  Trustee of the          Mr. Delacroix has         (1983-present)                                three (3)
                       Navellier              served as trustee                                                        portfolios
                       Performance Funds.     since 1998.
                       He was selected as
                       a Trustee at the
                       organizational
                       meeting. There are
                       no agreements or
                       understandings
                       pursuant to which
                       he was selected as
                       a trustee or
                       officer.


----------


(1)   This person is an interested person affiliated with the Investment
      Adviser.




      The Board of Trustees has an audit committee charged with reviewing the financial affairs of the Fund and the financial reports presented to and prepared for the Fund. The audit committee consists of all of the Trustees of the Fund. It meets quarterly. It met four times in 2003.

                                    OFFICERS

      The officers of the Fund are affiliated with the Investment Adviser and receive no salary or fee from the Fund. The Fund's three (3) disinterested Trustees are each compensated by the Fund with an annual fee, payable quarterly (calculated at an annualized rate), of $12,000. Each disinterested Trustee also receives $500 per meeting. The Trustees' fees may be adjusted according to increased responsibilities if the Fund's assets exceed two hundred million dollars. In addition, each disinterested Trustee receives reimbursement for actual expenses of attendance at Board of Trustees meetings.

      The Fund does not expect, in its current fiscal year, to pay aggregate remuneration in excess of $60,000 for services in all capacities to any (a) Trustee, (b) officer, (c) affiliated person of the Fund (other than the Investment Adviser), (d) affiliated person of an affiliate or principal underwriter of the Fund, or (e) all Trustees and officers of the Fund as a group.

      The Board of Trustees is permitted by the Fund's By-Laws to appoint an advisory committee which shall be composed of persons who do not serve the Fund in any other capacity and which shall have no power to dictate corporate operations or to determine the investments of the Fund. The Fund currently has no advisory committee.


                               COMPENSATION TABLE




                                             INTERESTED TRUSTEES

                                    (2)AGGREGATE
                                    REMUNERATION
                                        FROM
                                   REGISTRANT AND      (3)PENSION OR                             (5)TOTAL
                                    FUND COMPLEX        RETIREMENT        (4)ESTIMATED         COMPENSATION
                                   FOR THE FISCAL        BENEFITS            ANNUAL             FROM FUND
         (1)NAME AND                 YEAR ENDED         ACCRUED AS          BENEFITS             AND FUND
       CAPACITY IN WHICH            DECEMBER 31,          PART OF             UPON             COMPLEX PAID
     REMUNERATION RECEIVED              2003           FUND EXPENSES       RETIREMENT          TO TRUSTEES
    ----------------------         ---------------    ---------------     -------------        --------------
     Louis G. Navellier,                $  0.00        $          0           N/A                   $     0
     Trustee, President, Chief
     Executive Officer, and
     Treasurer

     Arjen Kuyper,                      $  0.00        $          0           N/A                   $     0
     Trustee

                                            DISINTERESTED TRUSTEES

     Barry Sander, Trustee              $12,000        $          0           N/A                   $12,000

     Joel Rossman, Trustee              $12,000        $          0           N/A                   $12,000

     Jacques Delacroix, Trustee         $12,000        $          0           N/A                   $12,000



OFFICERS' AND DIRECTORS' OWNERSHIP OF FUND SHARES


   As of December 31, 2003 the trustees and officers combined owned less than 1% of any class of shares of the Fund except Louis Navellier who owned 10.82% of the Navellier International Growth Portfolio (Class A). The dollar range of equity securities owned by each Director in the Fund and the fund complex was as follows:



                        INTERESTED TRUSTEES AND OFFICERS

                                      DOLLAR RANGE OF           AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                     EQUITY SECURITIES              REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                                        IN THE FUND                 DIRECTOR IN FAMILY OF INVESTMENT COMPANIES*
                                     -----------------          ---------------------------------------------------
           Louis G. Navellier         Over $100,000                               Over $100,000
           Arjen Kuyper                   None                                  $10,001 - $50,000



                      DISINTERESTED TRUSTEES AND OFFICERS



                                      DOLLAR RANGE OF           AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                     EQUITY SECURITIES              REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                                        IN THE FUND                 DIRECTOR IN FAMILY OF INVESTMENT COMPANIES*
                                     -----------------          --------------------------------------------------
           Barry Sander                   None                                        None
           Joel Rossman                   None                                        None
           Jacques Delacroix              None                                  $10,001 - $50,000



   * "Family of Investment Companies" consists of all mutual funds advised by Navellier Management, Inc.



     The following table shows the ownership (or lack of ownership) interest by Disinterested Trustees in the Investment Advisor and or the Underwriter to the
Fund:



(1) NAME OF TRUSTEE       (2) NAME OF OWNER AND        (3) COMPANY       (4)TITLE      (5) VALUES OF       (6) PERCENT
                         RELATIONSHIP TO TRUSTEE                         OF CLASS       SECURITIES          OF CLASS

Barry Sander                       N/A                    None              N/A              N/A                N/A
Joel Rossman                       N/A                    None              N/A              N/A                N/A
Jacques Delacroix                  N/A                    None              N/A              N/A                N/A



     None of the disinterested trustees or their family members had any business transactions with the Fund, any officer of the Fund, any investment companies having the same investment advisor or underwriter as the Fund or any entity or person in control of or under common control with them during the past two years, except for the trustee fees (under $60,000) received as a Trustee of the Navellier Performance Funds and as a Trustee of the Navellier Millennium Funds.



     In determining the compensation (advisory fee) approved for the Investment Advisor for 2003, the Board of Trustees considered what other advisors with similar styles and high volume trading activities charge, the fact that Navellier Management, Inc. has a unique and proprietary investment style, that the investors presumably chose to invest in this Fund because of Navellier Management, Inc.'s specific investment style, the advisor's past performance and projected future performance and its past and future willingness to waive reimbursement of costs advanced, thereby effectively reducing its fees.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      On September 3, 1998, in order to fulfill the requirements of Section 14(a) (1) of the Investment Company Act of 1940, one hundred percent (100%) of the issued and outstanding shares of the then only existing Portfolio of the Fund was purchased by Louis Navellier under a subscription agreement dated September 3, 1998. Such subscription for acquisition was made for an aggregate of $100,000 allocated 100% for the Navellier Top 20 Portfolio (to purchase 10,000 shares). Mr. Navellier is no longer a control person.



      As of December 31, 2003, the following persons owned over 5% of the shares of the following classes of portfolios:



      Navellier Top 20, Class A:

            Charles Schwab & Company, Inc., 101 Montgomery Street, San Francisco, CA 94104 held in street name for the benefit of its customers 7.99% of the shares of the Navellier Top 20 Portfolio, Class A shares.



      Navellier Top 20, Class B:

            NFSC FE BO, 400 N. Flagler Drive, Apt. 702, West Palm Beach, Fla. 33401 was the beneficial owner of 9.58%.



      Navellier Top 20, Class C:

            Bear Stearns Securities Corp., 1 Metrotech Center North, Brooklyn, N.Y. 11201 held for the benefit of its customers 7.27%.

            RBC Dain Raucher, 7875 Willow Ridge Lane, Cincinnati, OH 45237 held for the benefit of its customers 7.30%




      Navellier International Growth, Class A:

            Bear Stearns Securities Corp., 1 Metrotech Center North, Brooklyn, N.Y. 11201 held for the benefit of its customers 15.74%.

            Columbia Trust Company, 1301 SW Fifth Ave., Portland, OR 97201 held for the benefit of its customers 27.35%. Ownership of over 25% is presumed to be control.

            Louis Navellier, One East Liberty, Third Floor, Reno, NV 89501 held 10.82%.




      Navellier International Growth, Class B:

            Donaldson Lufkin Jenerette, P.O. Box 2052, Jersey City, N.J. 07303 held for the benefit of its customers 9.21%.

            First Clearing Corp., 191 Crystal Ave., Staten Island, N.Y. 10302 held for the benefit of its customers 36.84%. Ownership of over 25% is presumed to be control.

            First Clearing Corp., 10 Sherwood Court, Halmdel, N.J. 07733 held for the benefit of its customers 49.45%. Ownership of over 25% is presumed to be control.




      Navellier International Growth Class C:

            First Clearing Corp., Vacaville, CA 95687 and Grand Junction, CO 81505 held for the benefit of its customers 33.33%. Ownership of over 25% is presumed to be control.

            First Clearing Corp., Vacaville, CA 95687 and Grand Junction, CO 81505 held for the benefit of its customers 33.33%. Ownership of over 25% is presumed to be control.

            First Clearing Corp., 1212 Red Oak Ct., Vacaville, CA 95687 held for the benefit of its customers 33.33%. Ownership of over 25% is presumed to be control.

                      THE INVESTMENT ADVISER, DISTRIBUTOR,
                          CUSTODIAN AND TRANSFER AGENT

THE INVESTMENT ADVISER

      Navellier Management, Inc. acts as the Investment Adviser to each Portfolio of the Fund. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Investment Adviser is responsible for selecting the securities which will constitute the pool of securities which will be selected for investment for the Portfolio. Pursuant to a separate Administrative Services Agreement, the Investment Adviser provides each Portfolio of the Fund with certain administrative services, including accounting and bookkeeping services and supervising the Custodian's and Transfer Agent's activities and each Portfolio's compliance with its reporting obligations. The Investment Adviser may contract (and pay for out of its own resources including the administrative fee it receives) for the performance of such services to the Custodian, Transfer Agent, or others, and may retain all of its 0.25% administrative services fee or may share some or all of its fee with such other person(s). The Investment Adviser also provides each Portfolio of the Fund with a continuous investment program based on its investment research and management with respect to all securities and investments. The Investment Adviser will determine from time to time what securities and other investments will be selected to be purchased, retained, or sold by the various portfolios of the Fund.

      The Investment Adviser is owned and controlled by its sole shareholder, Louis G. Navellier (a 100% stockholder). Louis G. Navellier is an affiliated person of the Fund and is also the sole owner of the Distributor, Navellier Securities Corp. Louis Navellier is also the principal shareholder of Navellier & Associates Inc. Navellier & Associates, Inc. is registered as an investment adviser with the Securities and Exchange Commission. Louis Navellier is, and has been, in the business of rendering investment advisory services to significant pools of capital since 1987.

      For information regarding the Fund's expenses and the fees paid to the Investment Adviser see "Fees and Expenses of the Portfolio" in the Prospectus.

      (a) THE INVESTMENT ADVISER

      The offices of the Investment Adviser (Navellier Management, Inc.) are located at One East Liberty, Third Floor, Reno, Nevada 89501. The Investment Adviser began operation in May 1993 and advises this Fund and The Navellier Performance Funds.

      (i) The following individuals own the enumerated shares of outstanding stock of the Investment Adviser and, as a result, maintain control over the Investment Adviser:

                           SHARES OF OUTSTANDING STOCK     PERCENTAGE OF
                NAME        OF THE INVESTMENT ADVISER   OUTSTANDING SHARES
       ------------------  ---------------------------  ------------------
       Louis G. Navellier             1,000                    100%

      (ii) The following individuals are affiliated with the Fund, the Investment Adviser, and the Distributor in the following capacities:


                NAME                             POSITION
       ------------------    ------------------------------------------------
       Louis G. Navellier    Trustee and one of the Portfolio Managers of
                             the Fund; Director, CEO, President, Secretary,
                             and Treasurer of Navellier Management, Inc.,;
                             Director, President, CEO, Secretary, and
                             Treasurer of Navellier Securities Corp.;
                             Trustee and one of the Portfolio Managers of
                             The Navellier Performance Funds.

       Jim O' Leary          Portfolio Manager of one portfolio of
                             The Navellier Millennium Funds

       Michael Garaventa     Assistant Portfolio Manager of one of the
                             portfolios of The Navellier Millennium Funds

       Michael Borgen        One of the Portfolio Managers of The Navellier
                             Performance Funds

       Arjen Kuyper          Trustee and
                             Treasurer of the Fund;
                             Treasurer of The Navellier
                             Performance Funds; Chief
                             Operating Officer for
                             Navellier Management, Inc.



      (iii) The annual management fees payable to the Investment Adviser under the terms of the Investment Advisory Agreement (the "Advisory Agreement") between the Investment Adviser and the Fund are payable monthly and are based upon 1.00% of the average daily net assets of each of the Portfolios of the Fund. The Investment Adviser has the right, but not the obligation, to waive any portion or all of its management fee, from time to time and has agreed to do so.



Navellier Management, Inc. was paid investment advisory fees for each of the Portfolios in the following amounts for the periods ended December 31, 2003, December 31, 2002 and December 31, 2001 respectively:



       2003   Navellier Top 20 Portfolio                 $145,270.83
       2002   Navellier Top 20 Portfolio                 $224,695.00
       2001   Navellier Top 20 Portfolio                 $ 11,672.00

       2003   Navellier International Growth Portfolio   $ 13,397.91
       2002   Navellier International Growth Portfolio   $310,311.00
       2001   Navellier International Growth Portfolio   $  4,319.00



      The investment Adviser has agreed for the following years to waive reimbursement of all or a portion of the expenses advanced by it on behalf of each Portfolio as necessary so that the total operating expenses of each respective portfolio do not exceed the following "Expense Discount" amounts:


                    PORTFOLIO                EXPENSE DISCOUNT     YEAR(S)
       Navellier Top 20

       (Class A Shares)                            1.50%           2004
       (Class B Shares)                            2.25%           2004
       (Class C Shares)                            2.25%           2004

       Navellier International Growth

       (Class A Shares)                            1.50%           2004
       (Class B Shares)                            2.25%           2004
       (Class C Shares)                            2.25%           2004

      During the period ended December 31, 2003, the Investment Adviser paid operating expenses of $248,590 for the Navellier Top 20 Portfolio and $134,806 for the Navellier International Growth Portfolio. The Investment Adviser may seek future reimbursement of all unreimbursed past expenses incurred on behalf of the Fund. Under the operating expense agreement during fiscal 2003, the Investment Adviser requested, and the Navellier Top 20 Portfolio reimbursed $76,610 and the Navellier International Growth Portfolio reimbursed $54,136. During fiscal 2002, the Investment Advisor paid $228,653 and $112,059 in operating expenses for the Navellier Top 20 Portfolio and for the Navellier International Growth Portfolio respectively and was reimbursed $56,173 and $2,917 respectively. During fiscal 2001, the Investment Advisor paid $278,617 and $94,879 in operating expenses for the Navellier Top 20 Portfolio and for the Navellier International Growth Portfolio respectively and was reimbursed $77,578 and $1,110 respectively.



      Expenses not expressly assumed by the Investment Adviser under the Advisory Agreement are paid by the Fund. The Advisory Agreement lists examples of expenses paid by the Fund for the account of the applicable Portfolio, the major categories of which relate to taxes, fees to Trustees, legal, accounting, and audit expenses, custodian and transfer agent expenses, certain printing and registration costs, and non-recurring expenses, including litigation.

      The Advisory Agreement provides that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its investors except for losses (i) resulting from the willful misfeasance, bad faith, or gross negligence on its part, (ii) resulting from reckless disregard by it of its obligations and duties under the Advisory Agreement, or (iii) a loss for which the Investment Adviser would not be permitted to be indemnified under the Federal Securities laws.


            (iv) Pursuant to an Administrative Services Agreement, the Investment Adviser receives an annual fee of 0.25% of the value of the assets under management and provides or is responsible for the provision of certain administrative services to the Fund, including, among others, the preparation and maintenance of certain books and records required to be maintained by the Fund under the Investment Company Act of 1940. The Administrative Services Agreement permits the Investment Adviser to contract out for all of its duties thereunder; however, in the event of such contracting, the Investment Adviser remains responsible for the performance of its obligations under the Administrative Services Agreement. The Investment Adviser has entered into an agreement with Integrated Fund Services, Inc., to perform, in addition to transfer agent services, some or all administrative services and may contract in the future with other persons or entities to perform some or all of its administrative services. All of these contracted services are and will be paid for by the Investment Adviser out of its fees or assets.


      In exchange for its services under the Administrative Services Agreement, the Fund reimburses the Investment Adviser for certain expenses incurred by the Investment Adviser in connection therewith but does not reimburse Investment Adviser (over the amount of 0.25% annual Administrative Services Fee) to reimburse it for fees Investment Adviser pays to others for administrative services. The agreement also allows Investment Adviser to pay to its delegate part or all of such fees and reimbursable expense payments incurred by it or its delegate.

      The Investment Advisory Agreement permits the Investment Adviser to act as investment adviser for any other person, firm, or corporation, and designates the Investment Adviser as the owner of the name "Navellier" or any use or derivation of the word

Navellier. If the Investment Adviser shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Navellier" as part of its title may, solely at the Investment Adviser's option, be withdrawn.

      The Investment Adviser advanced the Fund's organizational expenses but agreed not to seek reimbursement of those expenses. The Fund has agreed to reimburse the Investment Adviser for other expenses (but not organizational expenses) it advances, without interest, by the end of the applicable Fund year, however the Investment Adviser can elect by the end of the applicable Fund year to waive reimbursement of some or all of such advances. No Portfolio shall be responsible for the reimbursement of more than its proportionate share of expenses.


      The Fund and its investment adviser and principal underwriter have adopted codes of ethics which prohibit Fund personnel and access persons from selling securities in which the Fund has invested until after the Fund has sold its investment in those securities.


      Information about the Fund (including the SAI and codes of ethics) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund including information about the codes of ethics are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

      (b) THE DISTRIBUTOR

      The Fund's Distributor is Navellier Securities Corp., a Delaware Corporation organized and incorporated on May 10, 1993. Navellier Securities Corp. is registered as a broker-dealer with the Securities Exchange Commission and National Association of Securities Dealers and the various states in which this Fund's securities will be offered for sale by Distributor and will be registered with such agencies and governments before any Fund shares are sold by it. The Fund's shares will be continuously distributed by Navellier Securities Corp. (the "Distributor") located at One East Liberty, Third Floor, Reno, Nevada 89501, pursuant to each Portfolio's Distribution Agreement. The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. The Distributor is responsible for any payments made to its registered representatives as well as the cost (in excess of the 12b-1 fee) of printing and mailing Prospectuses to potential investors and of any advertising incurred by it in connection with the distribution of shares of the Fund.

DISTRIBUTION PLAN

      THE DISTRIBUTION PLANS


      Each Portfolio has adopted Plans pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), whereby such Portfolio compensates Distributor or others in the amount of 0.25% per annum of the average daily net assets of such Portfolio for the Class A shares and in the amount of 1.00% per annum of the average daily net assets for the Class B and Class C shares for expenses incurred and services rendered for the promotion and distribution of the shares of such Portfolio of the Fund, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, expenses (including personnel of Distributor) of preparation of sales literature and related expenses, advertisements and other distribution-related expenses, including a prorated portion of Distributor's overhead expenses attributable to the distribution of such Portfolio's Fund shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, amounts that such Portfolio pays to Distributor or others as a service fee to compensate such parties for personal services provided to shareholders of such Portfolio and/or the maintenance of shareholder accounts. The Distributor can keep all of said 12b-1 fees it receives to the extent it is not required to pay others for such services. Such Rule 12b-1 fees are paid pursuant to the distribution plan and distribution agreements entered into between such service providers and Distributor or the Portfolio directly. The 12b-1 Plans for such Portfolio also covers payments by the Distributor and Investment Adviser to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by such Portfolio within the context of Rule 12b-1. The payments under such 12b-1 Plans for such Portfolio are included in the maximum operating expenses which may be borne by such Portfolio. Payments under such 12b-1 Plans for such Portfolio may exceed actual expenses incurred by the Distributor, Investment Adviser or others. During fiscal 2003, the Fund paid $69,475 in 12b-1 fees. The Fund believes the 12b-1 plans benefit the Fund and the shareholders by broadening the distribution channels for the sale of the Funds' portfolios thereby potentially increasing sales and the amount invested in the Fund which potentially decreases the operating expenses and may result in economies of scale which could decrease the Funds' costs and could increase the returns to investors.


      In addition to 12b-1 fees, investors may also be charged a transaction fee if they effect transactions in fund shares through a broker or agent.


      (c) THE CUSTODIAN



      FBR National Trust Company, 4922 Fairmont Avenue, Bethesda, Maryland 20814, serves as the custodian of the Fund's portfolio securities. It is responsible for retaining custody of the assets of the Fund.









      (d) TRANSFER AGENT



Integrated Fund Services, Inc., 221 E. 4th Street, Suite 300, Cincinnati, OH 45202, serves as the transfer agent to the Fund and in such capacity maintains certain accounting and other records of the Fund and processes requests for the purchase or the redemption of shares, maintains records of ownership for shareholders, and performs certain other shareholder and administrative services on behalf of the Fund. The Fund has entered into an agreement with Integrated Fund Services, Inc., to perform, in addition to transfer agent services, some or all administrative services and may contract in the future with other persons or entities to perform some or all of its administrative services. All of these contracted services are and will be paid for by the Fund out of its assets.



      (e) LEGAL COUNSEL



      The Law Offices of Samuel Kornhauser, 155 Jackson Street, Suite 1807, San Francisco, California 94111 is legal counsel to the Fund.



      (f) INDEPENDENT PUBLIC ACCOUNTANT



      Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103 is a certified public accounting firm which is the independent public accountant for the Fund. It prepares the audited annual financial statements and the annual and semi annual reports for the Fund.




                    BROKERAGE ALLOCATION AND OTHER PRACTICES

      In effecting portfolio transactions for the Fund, the Investment Adviser adheres to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services," as defined herein. The Investment Adviser may cause the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the Investment Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer or that any offset of direct expenses of a portfolio yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities; furnishing analysis and reports concerning issuers, industries, economic facts and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund or to the Investment Adviser are considered to be in addition to and not in lieu of services required to be performed by the Investment Adviser under its contract with the Fund and may benefit both the Fund and other clients of the Investment Adviser or customers of or affiliates of the Investment Adviser. Conversely, brokerage and research services provided by brokers to other clients of the Investment Adviser or its affiliates may benefit the Fund.

      If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible, the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

      The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Adviser in determining the overall reasonableness of brokerage commissions paid by the Fund. Some portfolio transactions are subject to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to obtaining best prices and executions, effected through dealers who sell shares of the Fund.

      The Board of Trustees of the Fund will periodically review the performance of the Investment Adviser of its respective responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

      The Board of Trustees will periodically review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. At present, no recapture arrangements are in effect. The Board of Trustees will review whether recapture opportunities are available and are legally permissible, and, if so, will determine, in the exercise of their business judgment, whether it would be advisable for the Fund to seek such recapture.

                              EXPENSES OF THE FUND

GENERAL

      Each Portfolio is responsible for the payment of its own expenses. These expenses are deducted from that Portfolio's investment income before dividends are paid. These expenses include, but are not limited to: fees paid to the Investment Adviser, the Custodian and the Transfer Agent; Trustees' fees; taxes; interest; brokerage commissions; organization expenses; securities registration ("blue sky") fees; legal fees; auditing fees; printing and other expenses which are not directly assumed by the Investment Adviser under its investment advisory or expense reimbursement agreements with the Fund. General expenses which are not associated directly with a specific Portfolio (including fidelity bond and other insurance) are allocated to each Portfolio based upon their relative net assets. The Investment Adviser may, but is not obligated to, from time to time advance funds, or directly pay, for expenses of the Fund and may seek reimbursement of or waive reimbursement of those advanced expenses.

COMPENSATION OF THE INVESTMENT ADVISER


      The Investment Adviser presently receives an annual 1.00% fee for investment management of each Portfolio. The fee is payable monthly, based upon the Portfolio's average daily net assets. The Investment Adviser also receives a 0.25% annual fee for rendering administrative services to the Fund pursuant to an Administrative Services Agreement and is entitled to reimbursement for operating expenses it advances for the Fund.


BROKERAGE COMMISSIONS

      The Investment Adviser may select selected broker-dealers to execute portfolio transactions for the Portfolios of the Fund, provided that the commissions, fees, or other remuneration received by such party in exchange for executing such transactions are reasonable and fair compared to those paid to other brokers in connection with comparable transactions. In addition, when selecting broker-dealers for Fund portfolio transactions, the Investment Adviser may consider the record of such broker-dealers with respect to the sale of shares of the Fund.


      During fiscal 2003, 2002, and 2001 the Fund paid aggregate brokerage commissions of $53,758, $72,682 and $72,707 respectively.



      During fiscal 2003, the Fund directed no brokerage transactions to any brokers in exchange for soft dollar credits.


HOW DEALERS ARE COMPENSATED

Dealers are paid in two ways for selling shares of the Navellier Millennium
Funds:

THEY RECEIVE A COMMISSION WHEN YOU BUY SHARES

The amount of commission depends on the amount you invest and the share class you buy. Sales commissions are detailed in the chart below.

* Class A investments (% of offering price)

                                                                COMMISSION                 AMOUNT
                                                          RECEIVED BY DEALERS OUT        PAID BY THE
                                                         OF SALES CHARGES YOU PAY        DISTRIBUTOR
                                                         ------------------------        -----------
       Less than $50,000...........................                4.95%                      --
       $50,000 or more but less than $100,000......                4.50%                      --
       $100,000 or more but less than $250,000.....                3.50%                      --
       $250,000 or more but less than $500,000.....                3.00%                      --
       $500,000 or more but less than $1 million...                2.00%                      --
       $1,000,000 and above........................                  --                     1.00%

* Class B investments

Receive 4% of the sale price from the Distributor at the time of the sale consisting of 3.75% from the initial sales charge and 0.25% as an advance payment of the first year's 12b-1 fee allocable to shareholder services. In the second year and each year thereafter that the shares are held, the dealer receives an annual 12b-1 fee of 0.25% payable periodically commencing on the first day of the 2nd month of the year.

* Class C investments

In the first year, the dealers receive 1% of the sale price from the Distributor consisting of a sales commission of 0.75% of the purchase price of the Class C shares sold plus a 0.25% advance of the first year's 12b-1 fee. In the second year and annually thereafter, the dealers receive only the 12b-1 fee.

THEY ARE PAID A FEE BY THE DISTRIBUTOR FOR SERVICING YOUR ACCOUNT

They receive a service fee depending on the average net asset value of the class of shares their clients hold in Navellier funds. These fees are paid from the 12b-1 fee deducted from each fund class. In addition to covering the cost of commissions and service fees, the 12b-1 fee is used to pay for other expenses such as sales literature, prospectus printing and distribution and compensation to the distributor and its wholesalers. The 12b-1 fee charged may exceed the actual cost of distribution and or service.

                       CAPITAL STOCK AND OTHER SECURITIES

      The rights and preferences attached to the shares of each Portfolio are described in the Prospectus. (See "Description of Shares".) The Investment Company Act of 1940 requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Investment Company Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts, and the election of Trustees from the separate voting requirements of the Rule.

      Class A, Class B and Class C shares are available for purchase. These classes, as described in the Prospectus, vary with respect to the type and amount of sales charges associated with each class.

                              DESCRIPTION OF SHARES


     The Fund is a Delaware business trust organized on September 4, 1998. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Board of Trustees has the power to designate one or more classes ("Portfolios") of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such classes. Presently the Fund is offering shares of two (2) Portfolios, the Navellier Top 20 Portfolio and, The Navellier International Growth Portfolio, which are described herein.


      The shares of each Portfolio, when issued, are fully paid and non-assessable, are redeemable at the option of the holder, are fully transferable, and have no conversion or preemptive rights. Shares are also redeemable at the option of each Portfolio of the Fund when a shareholder's investment, as a result of redemptions in the Fund, falls below the minimum investment required by the Fund (see "Redemption of Shares"). Each share of a portfolio is equal as to earnings, expenses, and assets of the Portfolio and, in the event of liquidation of the Portfolio, is entitled to an equal portion of all of the Portfolio's net assets. Shareholders of each Portfolio of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not by Portfolio except as otherwise required by law or when the Board of Trustees determines that a matter to be voted upon affects only the interest of the shareholders of a particular Portfolio. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Fund is not required, and does not intend, to hold annual meetings of shareholders, such meetings may be called by the Trustees at their discretion, or upon demand by the holders of 10% or more of the outstanding shares of any Portfolio for the purpose of electing or removing Trustees.

      All shares (including reinvested dividends and capital gain distributions) are issued or redeemed in full or fractional shares rounded to the third decimal place. No share certificates will be issued. Instead, an account will be established for each shareholder and all shares purchased will be held in book-entry form by the Fund.

                   PURCHASE, REDEMPTION, AND PRICING OF SHARES

      Shares of each Portfolio are sold on a continuous basis through the Distributor, the Transfer Agent and the Distributor's network of broker-dealers.

PURCHASE BY MAIL

      Investments in each Portfolio can be made directly to the Distributor or through the transfer agent--Integrated Fund Services, Inc.--or through selected securities dealers who have the responsibility to transmit orders promptly and who may charge a processing fee.


TO INVEST BY MAIL: Fill out an application and make a check payable to "The Navellier Millennium Funds." Mail the check along with the application to:


      The Navellier Millennium Funds c/o Integrated Fund Services, P O Box 5354, Cincinnati, OH 45201.


      Purchases by check will be credited to an account as of the date the Portfolio's net asset value is next determined after receipt of payment and a properly completed account application. Foreign checks will not be accepted.

      Purchase orders which do not specify the Portfolio and class of shares in which an investment is to be made will be returned. (See "Purchase and Pricing of Shares--General Purchasing Information".) Net asset value per share is calculated once daily as of 4 p.m. E.S.T. on each business day. (See "Purchase and Pricing of Shares--Valuation of Shares".)

THE PORTFOLIOS

      The shares of each Portfolio are sold at their net asset value per share next determined after an order in proper form (i.e., a completely filled out application form) is received by the Transfer Agent.


      If an order for shares of the Portfolio is received by the Transfer Agent before 4:00 p.m. New York Time on any business day, such shares will be purchased at the net asset value determined as of 4:00 p.m. New York Time on that day. Otherwise, such shares will be purchased at the net asset value determined as of 4:00 p.m New York Time on the next business day. However, orders received by the Transfer Agent from the Distributor or from dealers or brokers after the net asset value is determined that day will receive such net asset value price if the orders were received by the Distributor or broker or dealer from its customer prior to such determination and were transmitted to and received by the Transfer Agent prior to its close of business on that day. Shares are entitled to receive any declared dividends on the day following the date of purchase.


PURCHASES THROUGH SELECTED DEALERS


      The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the Public Offering Price (POP) next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor. Investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. However, shares purchased directly from the Fund will be free of any transaction charges.


      Certain selected Dealers may effect transactions in shares of the Portfolio through the National Securities Clearing Corporation's Fund/SERV system.

      Purchases of shares through Selected Dealers not utilizing the National Securities Clearing Corporation's Fund/SERV system will be effected when received in proper form by the Transfer Agent, as described above, in the same manner and subject to the same terms and conditions as are applicable to shares purchased directly through the Transfer Agent.

      Shareholders who wish to transfer Fund shares from one broker-dealer to another should contact the Fund at (800) 622-1386, or their broker dealer.


      WAYS TO REDUCE SALES CHARGES FOR CLASS A SHARES



A LETTER OF INTENT is a letter you sign whereby, based upon your representation to purchase at least $50,000 in Class A shares of the Navellier Millennium Funds over the next thirteen months, the Fund agrees to provide you the reduced sales charge. The minimum initial investment under a letter of intent is $2,000. You are not obligated to purchase additional shares if you complete a letter of intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charges will be recalculated to reflect your actual purchase level. During the term of the letter of intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account. Otherwise, shares held in escrow will be released upon completion of the intended investment. If you have purchased Class A of any Navellier Millennium Fund within 90 days prior to signing a letter of intent, they may be included as part of your intended purchase. Certain accounts can apply to the letter of intent, namely: single accounts, spousal accounts, joint account with spouse and minor children's trust or custodial accounts, and for a fiduciary purchasing shares for the same fiduciary account, trust or estate.



RIGHTS OF ACCUMULATION. A purchaser of Class A shares of a Fund has the right to combine the cost or current NAV (whichever is higher) of his existing Class A shares of the Navellier Millennium Funds with the amount of his current purchases in order to take advantage of the reduced sales charges. The purchaser or his dealer must notify the transfer agent that an investment qualifies for a reduced sales charge. The reduced charge will be granted upon confirmation of the purchaser's holdings by the transfer agent.

A purchaser includes an individual and his or her spouse, purchasing shares for his or their own account and their minor children.


      REDEMPTION OF SHARES. The Prospectus, under "Redemption of Shares" describes the requirements and methods available for effecting redemption. The Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange or any other applicable exchange, is closed (other than a customary weekend and holiday closing), (b) when trading on the New York Stock Exchange, or any other applicable exchange, is restricted, or an emergency exists as determined by the Securities and Exchange Commission ("SEC") or the Fund so that disposal of the Fund's investments or a fair determination of the net asset values of the Portfolios is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the Portfolio's shareholders.

      The Fund normally redeems shares for cash. However, the Board of Trustees can determine that conditions exist making cash payments undesirable. If they should so determine (and if a proper election pursuant to Rule 18f-1 of the Investment Company Act has been made by the Fund), redemption payments could be made in securities valued at the value used in determining net asset value. There generally will be brokerage and other costs incurred by the redeeming shareholder in selling such securities.

REDEMPTIONS BY TELEPHONE


      You automatically receive telephone redemption and exchange privileges when you invest in the Fund. Telephone redemption is not available for shares held in IRAs. Furthermore, you must wait 30 days after notifying Integrated Fund Services, Inc. before selling your shares by telephone. Each Portfolio may change, modify, or terminate its telephone redemption services at any time upon 30 days' notice.


FURTHER REDEMPTION INFORMATION


      Additional documentation regarding a redemption by any means may be required when deemed appropriate by the Fund and/or the Transfer Agent, and the request for such redemption will not be considered to have been received in proper form until such additional documentation has been received. An investor should contact the Fund or the Transfer Agent to inquire what, if any, additional documentation may be required.


      The Fund reserves the right to modify any of the methods of redemption upon 30 days' written notice to shareholders.

      Under certain circumstances, the right of redemption may be suspended or the redemption may be satisfied by distribution of portfolio securities rather than cash if a proper election pursuant to Rule 18f-1 of the Investment Company Act has been made by the Fund. Information as to those matters is set forth herein.


      Investors may redeem their shares and instruct the Fund or Transfer Agent, in writing or by telephone, to either deposit the redemption proceeds in the FBR Fund for Government Investors, a regulated investment company administered by FBR National Trust Company, pending further instructions as to the investor's desire to subsequently reinvest in the Fund or the investor may direct some other disposition of said redemption proceeds.


      DETERMINATION OF NET ASSET VALUE. As described in the Prospectus, the net asset value of shares of each Portfolio of the Fund is determined once daily as of 4 p.m. New York time on each day during which the New York Stock Exchange, or other applicable exchange, is open for trading. The New York Stock Exchange is scheduled to be closed for trading on the following days: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Board of Trustees of the Exchange reserves the right to change this schedule. In the event that the New York Stock Exchange or the national securities exchanges on which small cap equities are traded adopt different trading hours on either a permanent or temporary basis, the Board of Trustees of the Fund will reconsider the time at which net asset value is to be computed.

      VALUATION OF ASSETS. In determining the value of the assets of any Portfolio of the Fund, the securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price, or, if no sales are reported - as is the case with many securities traded over-the-counter - the last reported bid price. Debt securities (other than short-term obligations, i.e., obligations which have 60 days or less left to maturity, which are valued on the basis of amortized cost) are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Prices provided by a pricing service may be determined without exclusive reliance on quoted prices and take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality of issue, trading characteristics, and other market data. All other securities and assets are valued at their fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Trustees. The net asset value ("NAV") of a share is calculated by dividing the total value of all assets of a portfolio by the total number of outstanding shares. The offering price is the net asset value. The net amount invested is calculated by deducting the sales load from the public offering price, i.e., from the NAV. For example, if the NAV is $10/share and the load is 4.95% and $10 was paid, the sales charge ($0.495) would be 5.21% of the net amount amount invested ($9.505). The difference between the offering price and the net amount invested is the sales charge which is paid to the distributor or the broker who sold the shares.




EXCHANGE PRIVILEGES



      Shares of each Portfolio in this Fund may be exchanged for one another at net asset value. Exchanges among portfolios of the Fund may be made only in those states where such exchanges may legally be made. The total value of shares being exchanged must at least equal the minimum investment requirement of the Portfolio into which they are being exchanged. Exchanges are made based on the net asset value next determined of the shares involved in the exchange. Only one exchange in any 30-day period is permitted. The Fund reserves the right to restrict the frequency or otherwise modify, condition, terminate, or impose charges upon the exchange, upon 60 days' prior written notice to shareholders. There is a limit of eight (8) exchanges per year. Exchanges will be effected by the redemption of shares of the Portfolio held and the purchase of shares of the other Portfolio. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss, if any, may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. For this purpose, however, a shareholder's cost basis may not include the sales charge, if any, if the exchange is effectuated within 90 days of the acquisition of the shares. Shareholders wishing to make an exchange should contact the Transfer Agent. Exchange requests in the form required by the Transfer Agent and received by the Transfer Agent prior to 4:00 p.m. Eastern Time will be effected at the next determined net asset value.



EXCESSIVE TRADING



      The exchange privilege is not intended as a vehicle for short-term or excessive trading. As a general rule the Fund does not approve of excessive trading/market-timing. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management and may drive fund expenses higher. The Fund may limit or terminate your exchange privileges or may not accept future investments from you if you engage in excessive trading. More than two (2) exchanges in a quarter (3 months) is considered excessive trading, though the Fund reserves the right to impose restrictions if there are less frequent transactions. In determining excessive trading, we consider frequent purchases and redemptions having similar effects as exchanges to be excessive trading.



MARKET TIMING



      The Fund is not designed for market timing organizations or other entities using programmed or frequent exchanges. The Fund reserves the right to reject any specific purchase order, including an order made by a market timer. Any redemption that is made as a result of this activity will be subject to any and all redemption fees.



PLEASE NOTE: The Fund reserves the right to delay sending redemption proceeds for up to seven days. (This generally applies in cases of very large redemptions, excessive trading or during unusual market conditions.)


                                      TAXES

      In the case of a "series fund" (that is, a regulated investment company having more than one segregated portfolio of investments the beneficial interests in which are owned by the holders of a separate series of stock), each investment portfolio is treated as a separate corporation for federal income tax purposes. The Fund will be deemed a series fund for this purpose and, thus, each Portfolio will be deemed a separate corporation for such purpose.

      Each Portfolio of the Fund intends to qualify as a regulated investment company for federal income tax purposes. Such qualification requires, among other things, that each Portfolio (a) make a timely election to be a regulated investment company, (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities (including options and futures) or foreign currencies, and (c) diversify its holdings so that at the end of each fiscal quarter (i) 50% of the market value of its assets is represented by cash, government securities, securities of other regulated investment companies, and securities of one or more other issuers (to the extent the value of the securities of any one such issuer owned by the Portfolio does not exceed 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than government securities and securities of other regulated investment companies) of any one industry. These requirements may limit the ability of the Portfolios to engage in transactions involving options and futures contracts.

      If each Portfolio qualifies as a regulated investment company, it will not be subject to federal income tax on its "investment company taxable income" (calculated by excluding the amount of its net capital gain, if any, and by excluding the dividends-received and net operating loss deductions) or "net capital gain" (the excess of its long-term capital gain over its net short-term capital loss) which is distributed to shareholders. In determining taxable income, however, a regulated investment company holding stock on the record date for a dividend is required to include the dividend in income on the later of the ex-dividend date or the date of acquisition.

                           DIVIDENDS AND DISTRIBUTIONS

      All dividends and distributions with respect to the shares of any Portfolio will be payable in shares at net asset value or, at the option of the shareholder, in cash. Any shareholder who purchases shares of the Portfolio prior to the close of business on the record date for a dividend or distribution will be entitled to receive such dividend or distribution. Dividends and distributions (whether received in shares or in cash) are treated either as return of capital, ordinary income or long-term capital gain for federal income tax purposes. Between the record date and the cash payment date, each Portfolio retains the use and benefits of such monies as would be paid as cash dividends.

      Each Portfolio will distribute all of its net investment income and net realized capital gains, if any, annually in December.

      If a cash payment is requested with respect to the Portfolio, a check will be mailed to the shareholder. Unless otherwise instructed, the Transfer Agent will mail checks or confirmations to the shareholder's address of record.

      The federal income tax laws impose a four percent (4%) nondeductible excise tax on each regulated investment company with respect to the amount, if any, by which such company does not meet distribution requirements specified in the federal income tax laws. Each Portfolio intends to comply with the distribution requirements and thus does not expect to incur the four percent (4%) nondeductible excise tax, although the imposition of such excise tax may possibly occur.

      Shareholders will have their dividends and/or capital gain distributions reinvested in additional shares of the applicable Portfolio(s) unless they elect in writing to receive such distributions in cash. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether they want dividends reinvested or distributed.

      The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions. (See "Taxes" following.)


      In the case of foreign participants whose dividends are subject to U.S. income tax withholding and in the case of any participants subject to 30% federal backup withholding, the Transfer Agent will reinvest dividends after deduction of the amount required to be withheld.

      Experience may indicate that changes in the automatic reinvestment of dividends are desirable. Accordingly, the Fund reserves the right to amend or terminate this provision as applied to any dividend or distribution paid subsequent to written notice of the change sent to shareholders at least 90 days before the record date for such dividend or distribution.

      Dividends paid out of net investment income and net short-term capital gains of a portfolio will be taxable to shareholders as ordinary income regardless of whether such distributions are reinvested in additional shares or paid in cash. If a portion of a portfolio's net investment income is derived from dividends from domestic corporations, a corresponding portion of the dividends paid out of such income may be eligible for the dividends-received deduction. Corporate shareholders will be informed as to the portion, if any, of dividends received by them which will qualify for the dividends-received deduction.

      Dividends paid out of the net capital gain of a portfolio that are designated as capital gain dividends by the Fund will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held their shares. Such dividends will not be eligible for the dividends-received deduction. If shares of the Fund to which such capital gains dividends are attributable are held by a shareholder for less than 31 days and there is a loss on the sale or exchange of such shares, then the loss, to the extent of the capital gain dividend or undistributed capital gain, is treated as a long-term capital loss.

      All distributions, whether received in shares or cash, must be reported by each shareholder on his federal income tax return. Taxable dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been paid by the Fund and received by such shareholders on December 31 of the year if such dividend is actually paid by the Fund during January of the following year.

      Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

      The redemption of all or part of the shares of a series held by any shareholder will generally be treated as a sale or exchange unless the redemption fails to substantially reduce the shareholder's percentage ownership interest in the related Portfolio (determined for this purpose using certain specific rules of constructive ownership). Any redemption that does not substantially reduce a shareholder's percentage ownership interest in a portfolio may be treated as a dividend.


     If a redemption is treated as a sale or exchange, the shareholder will generally realize gain or loss measured by the difference between the redemption price and the basis of the shares. This gain will generally be treated as capital gain (long-term or short-term, depending upon the shareholder's holding period for the redeemed shares).


      The exchange of the shares in one Portfolio for shares in another Portfolio will be treated as a taxable exchange for federal income tax purposes. If the exchange occurs within 90 days of the acquisition of the original shares, however, the shareholder's basis in the original shares will not include the sales charge, if any, to the extent such charge does not exceed the amount that would have been charged on the acquisition of the second-acquired shares if such shares were acquired directly. To the extent that the sales charge, if any, paid upon acquisition of the original shares is not taken into account in determining the shareholder's gain or loss from the disposition of the original shares, it is added to the basis of the newly acquired shares.

      On or before January 31 of each year, the Fund will issue to each person who was a shareholder at any time in the prior year a statement of the federal income tax status of all distributions made to such shareholder.


      Shareholders who fail to provide correct taxpayer identification numbers or fail to certify as to no loss of exemption from backup withholding or otherwise fail to comply with applicable requirements of the law relating to backup withholding will be subject to backup withholding with respect to dividends at the rate of 28% unless they are corporations or come within other exempt categories. Any amounts paid as backup withholding will be creditable against the federal income tax liabilities of the affected shareholders. All shareholders should consult their own tax advisers with regard to the tax consequences applicable to their respective investments in the Fund.


      The foregoing discussion relates solely to United States federal income tax laws as applicable to United States persons (that is, citizens and residents of the United States and domestic corporations, partnerships, trusts, and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the United States and non-United States tax consequences of ownership of shares, including the possibility that distributions by the Fund may be subject to a United States withholding tax at the rate of 30% (or at a lower rate under an applicable United States income tax treaty).


      Each Portfolio will be subject to a nondeductible excise tax for any year equal to 4% of the "required distribution" for the year over the "distributed amount" for the year. For this purpose, the term "required distribution" means, with respect to any year, the sum of (a) 98% of the Portfolio's "ordinary income" (that is, its taxable income determined by excluding its net capital gain, if any, by disallowing the dividends-received and net operating loss deductions, and by not taking into account any capital gain or loss), (b) 98% of its net capital gain income (that is, the excess of capital gains over capital losses) for the one-year period ending on December 31 of the year, and (c) the "prior year shortfall" (that is, the excess, if any, of the "grossed-up required distribution" for the prior year over the "distributed amount" for such year). For this purpose, the term "grossed-up required distribution" means, with respect to any year, the required distribution for the year (determined by including 100% of the Portfolio's ordinary income and capital gain net income) and the term "distributed amount" means, with respect to any year, the sum of
(a) the amount of dividends-paid or deemed paid during the year, (b) any amount on which the Portfolio is required to pay corporate tax for the year, and (c) the excess, if any, of the distributed amount for the prior year over the required distribution for such year.

      The individual Portfolios will not be subject to tax in Delaware for any year in which they each qualify as a regulated investment company. They may, however, be subject to such tax for any year in which they do not so qualify and may be subject to tax in certain other states where they are deemed to be doing business. Moreover, distributions may be subject to state and local taxes. In those states which have income tax laws, the tax treatment of such Portfolios and the tax treatment of shareholders with respect to distributions may be different from the federal income tax treatment of such persons.

      The foregoing is a general summary of the federal income tax consequences of investing in the Fund to shareholders who are U.S. citizens or U.S. corporations. Shareholders should consult their own tax advisers about the tax consequences of an investment in the Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisers about consequences under foreign, state, local or other applicable tax laws.

                                  UNDERWRITERS

      The Fund's shares will be continuously distributed through Navellier Securities Corp. (the "Distributor") located at One East Liberty, Third Floor, Reno, Nevada 89501, pursuant to distribution agreements as amended, beginning August 26, 1999.


The Distributor has been selling the Fund's Navellier Top 20 Portfolio shares since August 26, 1999 (prior to that date, shares had been distributed through GSG Securities, Inc. ) and, the Navellier International Portfolio since September 5, 2000.





      The Distributor acts as the sole principal underwriter of the Fund's shares. Through a network established by the Distributor, the Fund's shares may also be sold through selected investment brokers and dealers. For a description of the Distributor's obligations to distribute the Fund's securities, see "The Investment Adviser, Distributor, Custodian and Transfer Agent."



      The aggregate amount of underwriting commissions for fiscal 2003, 2002 and 2001 were $11,227, $17,748 and $31,001 respectively. The aggregate amounts retained by the underwriter for each of those years was $11,047, $17,718 and $31,001 respectively.



      The following table sets forth the remuneration received by the Distributor and prior distributor for the period ended December 31, 2003.

                                NET
                            UNDERWRITING
                            DISCOUNTS AND    COMPENSATION     BROKERAGE        OTHER
     UNDERWRITER             COMMISSIONS    ON REDEMPTIONS   COMMISSIONS   COMPENSATION*
     -----------            -------------   --------------   -----------   -------------
NAVELLIER SECURITIES CORP.        $  0         10,108           1,119         69,475



*     Other Compensation refers to 12b-1 fees received.



      Selected brokers and dealers were paid annual 12b-1 fees of 0.25% of the value of Class A shares of the Navellier Top 20 Portfolio and of the value of Class A shares of the Navellier International Growth Portfolio they sold or had previously sold. They were paid annual 12b-1 fees of 1% of the value of Class B and Class C shares of the Navellier Top 20 Portfolio and the Navellier International Growth Portfolio they sold or had previously sold.


                         CALCULATION OF PERFORMANCE DATA


      Performance information for each Portfolio may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as total return on the applicable Portfolio, return after taxes on distributions only or return after taxes on distributions and sale of Fund shares. The performance information on all three categories is set forth in the prospectus and is as follows:



                                                                   RETURN
                                                RETURN           AFTER TAXES
                                              AFTER TAXES     ON DISTRIBUTIONS
NAVELLIER TOP 20               RETURN       ON DISTRIBUTIONS     AND SALE OF       RUSSELL
PORTFOLIO A SHARES          BEFORE TAXES*        ONLY*           FUND SHARES     3000 GROWTH   RUSSELL 3000
------------------          -------------   ----------------  ----------------   -----------   ------------
One Year..................      34.53%           34.53%            22.44%           30.97%         31.06%
Five Years................       2.55%            1.45%             1.98%           -4.69%          0.37%
Since Inception
  (annualized)(1).........       6.95%            5.86%             5.82%            0.10%          4.13%



* The performance figures include the Fund's maximum 4.95% front end sales load deduction. After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The loss (if any) in the "Return after taxes on distributions and sale of fund shares" column above may be less than that shown in the "Return after taxes on distributions only" column because it is assumed that the shareholder is subject to the highest federal marginal tax rates and the loss will offset other income that would have otherwise been subject to those higher marginal tax rates. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares, and after-tax returns for other classes of Fund shares may vary. The indices' returns reflect no deduction for fees, expenses or taxes. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



                                                                      ANNUALIZED
                                                      ONE YEAR(C)   SINCE INCEPTION
                                                      -----------   ---------------
Navellier Top 20 Class B........................       40.53%         17.13%(2)
Navellier Top 20 Class C........................       40.60%         11.41%(3)
Russell 3000 Growth Index (4)...................       30.97%          0.10%
Russell 3000 Index (5)..........................       31.06%          4.13%



(1) The effective date of the Navellier Top 20 Portfolio Class A Shares was September 30, 1998. Performance was measured against the Russell 3000 Growth Index and the Russell 3000 Index from September 30, 1998 through December 31, 2003.



(2) Sales of the Class B shares began March 28, 2000. Performance was measured against the Russell 3000 Growth Index and the Russell 3000 Index from March 28, 2000 through December 31, 2003.



(3) Sales of the Class C shares began April 18, 2000. Performance was measured against the Russell 3000 Growth Index and the Russell 3000 Index from April 18, 2000 through December 31, 2003.



(4) The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.



(5) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Index does not include fees or expenses and is not available for direct investment.



(6)  For the year ending December 31, 2003.



                                                             RETURN AFTER        RETURN AFTER TAXES       MSCI
NAVELLIER INTERNATIONAL                      RETURN            TAXES ON           ON DISTRIBUTIONS       E.A.F.E
GROWTH PORTFOLIO A SHARES                 BEFORE TAXES*   DISTRIBUTIONS ONLY*  AND SALE OF FUND SHARES    INDEX
-------------------------                 -------------   -------------------  -----------------------   -------
One Year................................      29.10%            28.69%                  19.34%            39.17%
Since Inception (annualized)(1).........      11.14%            11.25%                  -9.20%             4.87%



* The performance figures include the Fund's maximum 4.95% front end sales load deduction. After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The loss (if any) in the "Return after taxes on distributions and sale of fund shares" column above may be less than that shown in the "Return after taxes on distributions only" column because it is assumed that the shareholder is subject to the highest federal marginal tax rates and the loss will offset other income that would have otherwise been subject to those higher marginal tax rates. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares, and after-tax returns for other classes of Fund shares may vary. The index's returns reflect no deduction for fees, expenses or taxes. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



                                                                   ANNUALIZED
                                                   ONE YEAR(5)   SINCE INCEPTION
                                                   -----------   ---------------
Navellier Intl. Growth Class B..................       34.92%        6.15%(2)
Navellier Intl. Growth Class C..................       35.39%        1.48%(3)
MSCI EAFE Index (4).............................       39.16%        4.87%



(1) The effective date of the Navellier International Growth Class A Shares was September 5, 2000. Performance was measured against the MSCI EAFE Index from September 5, 2000 through December 31, 2003.



(2) Sales of the Class B shares began November 2, 2000. Performance was measured against the MSCI EAFE Index from November 2, 2000 through December 31, 2003.



(3) Sales of the Class C shares began January 12, 2001. Performance was measured against the MSCI EAFE Index from January 12, 2001 through December 31, 2003.



(4) The MSCI EAFE Index is an unmanaged index, designed by Morgan Stanley, of equities in Africa, Asia and Europe. It is considered representative of the international stock market in general. The Index does not include fees or expenses and is not available for direct investment.



(5)  For the year ending December 31, 2003.


      The average annual total return on such Portfolios represents an annualization of each Portfolio's total return ("T" in the formula below) over a particular period and is computed by finding the current percentage rate which will result in the ending redeemable value ("ERV" in the formula below) of a $1,000 payment* ("P" in the formula below) made at the beginning of a one-, five-, or ten-year period, or for the period from the date of commencement of the Portfolio's operation, if shorter ("n" in the formula below). The following formula will be used to compute the average annual total return for the
Portfolio:

                               P (1 + T)(n) = ERV


To Calculate the Average Annual Total Return (After Taxes on Distributions) for the 1-, 5-, and 10-year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the Portfolio has been in operation), we calculate the Portfolio's average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Portfolio's operations) that would equate the initial amount invested to the ending value, according to the following formula:



                               P(1+T)(n) = ATV(D)



Where:



P = a hypothetical initial payment of $1,000.



T = average annual total return (after taxes on distributions).



n = number of years.



ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.



To Calculate the Average Annual Total Return (After Taxes on Distributions and Redemption) for the 1-, 5-, and 10-year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the Portfolio has been in operation), we calculate the Portfolio's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Portfolio's operations) that would equate the initial amount invested to the ending value, according to the following formula:



                              P(1 + T)(n) = ATV(DR)



Where:



P = a hypothetical initial payment of $1,000.



T = average annual total return (after taxes on distributions and redemption).



n = number of years.



ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.



Yield Quotation. Based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the registration statement, we calculate the Portfolio's yield by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:



         YIELD = 2[(a  - b + 1)(to the power of 6) -1]
                    ------
                    cd



Where:



a = dividends and interest earned during the period.



b = expenses accrued for the period (net of reimbursements).



c = the average daily number of shares outstanding during the period that were entitled to receive dividends.



d = the maximum offering price per share on the last day of the period.




      In addition to the foregoing, each Portfolio may advertise its total return over different periods of time by means of aggregate, average, year-by-year, or other types of total return figures.



The Navellier Top 20 Portfolio (Class A shares) had a total return of 41.53% for the year ended December 31, 2003; 40.53% for the Class B shares and 40.60% for Class C shares. The Navellier International Growth Portfolio (Class A shares) had a total return of 35.82% for the year ended December 31, 2003; 34.92% for the Class B shares; and 35.39% for Class C shares.


      Performance information for the Portfolios shall reflect only the performance of a hypothetical investment in the Portfolios during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the particular Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

      Each Portfolio may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, or other services, as having the same investment objectives. The total return may also be used to compare the performance of the Portfolio against certain widely acknowledged outside standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 stocks ("S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Those companies represent approximately 98% of the investable U.S. equity market.

      As summarized in the Prospectus, the total return of each Portfolio may be quoted in advertisements and sales literature.


      The Fund hereby incorporates by this reference the Fund's Annual Report for the period ended December 31, 2003.


                              FINANCIAL STATEMENTS*


                  December 31, 2003 Audited Financial Statement

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS
December 31, 2003

                    TOP 20 PORTFOLIO
---------------------------------------------------------
  Shares                                    Market Value
---------------------------------------------------------
COMMON STOCKS -- 97.9%
APPAREL/FOOTWEAR RETAIL -- 5.0%
     20,730  Urban Outfitters, Inc.*       $      768,047
                                           --------------
COMPUTER COMMUNICATIONS -- 5.3%
     29,445  Foundry Networks, Inc.*              805,615
                                           --------------
ELECTRONIC COMPONENTS -- 5.3%
     47,885  TTM Technologies, Inc.*              808,299
                                           --------------
ELECTRONIC EQUIPMENT - INSTRUMENTS -- 6.0%
     36,845  Faro Technologies, Inc.*             920,388
                                           --------------
FINANCE/RENTAL/LEASING -- 3.9%
     18,255  Doral Financial Corp.                589,271
                                           --------------
FOOD RETAIL -- 2.6%
     17,515  Pantry, Inc.*                        397,591
                                           --------------
HEALTH SERVICES -- 3.3%
     19,717  Eresearch Technology, Inc.*          501,206
                                           --------------
MEDICAL SPECIALTIES -- 9.3%
     28,590  DJ Orthopedics, Inc.*                766,212
     13,440  Inamed Corp.*                        645,926
                                           --------------
                                                1,412,138
                                           --------------
MISCELLANEOUS COMMERCIAL SERVICES -- 5.1%
     34,970  Gevity Hr, Inc.                      777,733
                                           --------------
MISCELLANEOUS MANUFACTURING -- 5.4%
     18,000  Dionex Corp.*                        828,360
                                           --------------
REAL ESTATE INVESTMENT TRUST -- 9.0%
     26,880  General Growth Properties,
               Inc.                               745,920
     13,415  Rouse Co.                            630,505
                                           --------------
                                                1,376,425
                                           --------------
SAVINGS BANK -- 6.4%
     25,550  Hudson City Bancorp, Inc.            975,499
                                           --------------
SEMICONDUCTORS -- 4.7%
     40,800  Trident Microsystems, Inc.*          710,736
                                           --------------
STEEL -- 4.5%
     11,280  Schnitzer Steel
               Industries -- Class A              682,440
                                           --------------
TELECOMMUNICATION EQUIPMENT -- 5.1%
     61,820  Carrier Access Corp.*                773,986
                                           --------------
TOOLS & HARDWARE -- 4.9%
     11,050  Briggs & Stratton Corp.              744,770
                                           --------------
WIRELESS TELECOMMUNICATIONS -- 12.1%
     38,205  Nextel Communications --
               Class A*                         1,072,032
     10,350  Vimpelcom Sponsored ADR*             760,725
                                           --------------
                                                1,832,757
                                           --------------
TOTAL COMMON STOCKS
  (COST $11,755,540)                           14,905,261
                                           --------------

---------------------------------------------------------
  Shares/
 Par Value                                  Market Value
---------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.2%
MONEY MARKET FUNDS -- 0.0%
        101  FBR Fund for Government
               Investors                   $          101
                                           --------------
GOVERNMENT AGENCY
  OBLIGATIONS -- 0.2%
    $32,999  FHLB Discount Notes 0.75%
               due 1/2/04                          32,999
                                           --------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $33,100)                                   33,100
                                           --------------
TOTAL INVESTMENTS -- 98.1%
  (COST $11,788,640)                           14,938,361
Other Assets in Excess of
  Liabilities -- 1.9%                             288,747
                                           --------------
NET ASSETS -- 100.0%                       $   15,227,108
                                           ==============
NET ASSETS CONSIST OF:
  Paid-in Capital applicable to:
    Class A Shares                         $   17,036,965
    Class B Shares                              6,517,981
    Class C Shares                              3,983,050
  Accumulated Net Realized Loss on
    Investments                               (15,460,609)
  Net Unrealized Appreciation of
    Investments                                 3,149,721
                                           --------------
NET ASSETS                                 $   15,227,108
                                           ==============
  CLASS A                                  $   10,354,292
                                           ==============
  CLASS B                                  $    3,111,201
                                           ==============
  CLASS C                                  $    1,761,615
                                           ==============
NET ASSET VALUE PER SHARE:
  CLASS A SHARES
    (Based on 825,373 Shares Outstanding)          $12.54
                                           ==============
  CLASS A OFFERING PRICE PER SHARE
    (100/95.05 of $12.54)                          $13.19
                                           ==============
  CLASS B SHARES
    (Based on 257,183 Shares Outstanding)          $12.10
                                           ==============
  CLASS C SHARES
    (Based on 145,397 Shares Outstanding)          $12.12
                                           ==============

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS
December 31, 2003 (continued)

            INTERNATIONAL GROWTH PORTFOLIO
-------------------------------------------------------
  Shares                                   Market Value
-------------------------------------------------------
COMMON STOCKS -- 98.5%
AUTOMOTIVE -- 3.2%
     1,170  Nissan Motor Co., Ltd. ADR
              (Japan)                      $    26,278
                                           -----------
BANKING -- 15.7%
     1,100  ABN AMRO Holding NV ADR
              (Netherlands)                     25,828
       165  Australia and New Zealand
              Banking Group Ltd. ADR
              (Australia)                       11,030
     2,420  Banco Sandander Central S.A.
              ADR (Spain)                       29,065
       320  HSBC Holdings plc ADR (United
              Kingdom)                          25,222
     1,100  Mitsubishi Tokyo Financial
              Group, Inc. ADR (Japan)            8,613
       410  UBS AG ADR (Switzerland)            27,876
                                           -----------
                                               127,634
                                           -----------
BIOTECHNOLOGY & DRUGS -- 2.7%
       535  Novo-Nordisk ADR (Denmark)          21,914
                                           -----------
BUILDING & CONSTRUCTION -- 6.1%
     1,200  Chicago Bridge & Iron Co. NV
              ADR (Netherlands)                 34,680
       560  Masonite International Corp.
              ADR (Canada)*                     14,924
                                           -----------
                                                49,604
                                           -----------
COMPUTER EQUIPMENT, SOFTWARE &
  SERVICES -- 23.6%
     1,430  Creative Technology Ltd. ADR
              (Singapore)                       14,672
       430  Dassault Systemes S.A. ADR
              (France)                          19,737
       740  Logitech International S.A.
              ADR (Switzerland)*                31,471
     1,300  NDS Group plc ADR (United
              Kingdom)*                         28,990
       820  SAP AG ADR (Germany)                34,078
     1,120  Seagate Technology ADR
              (Cayman Islands)                  21,168
       250  SINA Corp. ADR (China)*              8,438
       255  Sohu.com, Inc. ADR (China)*          7,653
       940  Trend Micro, Inc. ADR (Japan)       24,723
                                           -----------
                                               190,930
                                           -----------
ELECTRONICS -- 6.0%
       310  Canon, Inc. ADR (Japan)             14,768
       195  KYOCERA CORP. ADR (Japan)           13,065
       600  SONY CORPORATION ADR (Japan)        20,802
                                           -----------
                                                48,635
                                           -----------

-------------------------------------------------------
  Shares                                   Market Value
-------------------------------------------------------
-------------------------------------------------------
FINANCIAL SERVICES -- 4.1%
     1,050  Allied Irish Banks plc ADR
              (Ireland)                    $    33,338
                                           -----------
FOOD, BEVERAGE, & TOBACCO -- 2.3%
       500  Unilever plc ADR
              (United Kingdom)                  18,800
                                           -----------
INSURANCE -- 2.9%
     1,000  ING Groep NV ADR
              (Netherlands)                     23,410
                                           -----------
OIL & GAS SERVICES -- 7.6%
       600  PetroChina Co. Ltd. ADR
              (China)                           34,230
     2,455  Statoil ASA ADR (Norway)            27,742
                                           -----------
                                                61,972
                                           -----------
PHARMACEUTICALS -- 5.2%
       385  Alcon, Inc. ADR (Switzerland)       23,308
       370  Galen Holdings plc ADR
              (United Kingdom)                  19,240
                                           -----------
                                                42,548
                                           -----------
SEMICONDUCTORS & RELATED -- 3.5%
     4,100  ARM Holdings plc ADR
              (United Kingdom)*                 28,290
                                           -----------
TELECOMMUNICATIONS -- 3.6%
       720  China Telecom Corp. Ltd. ADR
              (China)                           29,383
                                           -----------
TELECOMMUNICATIONS EQUIPMENT AND
  SERVICES -- 12.0%
     1,300  Deutsche Telekom AG ADR
              (Germany)*                        23,569
       580  Nippon Telegraph and
              Telephone Corp. ADR (Japan)       14,245
     1,000  Nokia Oyj ADR (Finland)             17,000
       525  Telefonos de Mexico SA ADR
              (Mexico)                          17,341
     1,000  Vodafone Group plc ADR
              (United Kingdom)                  25,040
                                           -----------
                                                97,195
                                           -----------
TOTAL COMMON STOCKS
  (COST $576,069)                              799,931
                                           -----------

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS
December 31, 2003 (continued)

            INTERNATIONAL GROWTH PORTFOLIO
-------------------------------------------------------
 Shares/
Par Value                                  Market Value
-------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.2%
MONEY MARKET FUNDS -- 0.1%
       536  FBR Fund for Government
              Investors                    $       536
                                           -----------
GOVERNMENT AGENCY OBLIGATIONS -- 2.1%
   $16,999  FHLB Discount Notes 0.75% due
              1/2/04                            16,999
                                           -----------

TOTAL SHORT-TERM INVESTMENTS
  (COST $17,535)                                17,535
                                           -----------

TOTAL INVESTMENTS -- 100.7%
  (COST $593,604)                              817,466

Liabilities in Excess of Other
  Assets -- (0.7%)                              (5,926)
                                           -----------

NET ASSETS -- 100.0%                       $   811,540
                                           ===========
NET ASSETS CONSIST OF:
  Paid-in Capital applicable to:
    Class A Shares                         $   654,450
    Class B Shares                             133,184
    Class C Shares                                 451
  Accumulated Net Realized Loss on
    Investments                               (200,407)
  Net Unrealized Appreciation of
    Investments                                223,862
                                           -----------

NET ASSETS                                 $   811,540
                                           ===========

  CLASS A                                  $   639,585
                                           ===========

  CLASS B                                  $   166,324
                                           ===========

  CLASS C                                  $     5,631
                                           ===========

------------------------------------------------------
------------------------------------------------------
 Shares/
Par Value                                  Market Value
-------------------------------------------------------
NET ASSET VALUE PER SHARE:
  CLASS A SHARES
    (Based on 94,145 Shares Outstanding)         $6.79
                                           ===========
  CLASS A OFFERING PRICE PER SHARE

    (100/95.05 of $6.79)                         $7.14
                                           ===========
  CLASS B SHARES

    (Based on 24,466 Shares Outstanding)         $6.80
                                           ===========
  CLASS C SHARES

    (Based on 827 Shares Outstanding)            $6.81
                                           ===========

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2003

                                                                             INTERNATIONAL
                                                                 TOP 20         GROWTH
                                                               PORTFOLIO       PORTFOLIO
 INVESTMENT INCOME
   Interest (Note 1).........................................  $    3,534      $     391
   Dividends (Note 1)........................................     122,718         30,462
                                                               ----------      ---------
     Total Investment Income.................................     126,252         30,853
                                                               ----------      ---------
 EXPENSES
   Investment Advisory Fee (Note 2)..........................     145,271         13,398
   Distribution Plan Fee (Note 4)
     Class A Shares..........................................      24,993          2,887
     Class B Shares..........................................      29,075          1,460
     Class C Shares..........................................      17,442            389
   Transfer Agent and Custodian Fee (Note 3).................      48,488         39,329
   Transfer Agent Fees.......................................      18,573            519
   Custodian Fees............................................       6,103          2,736
   Administrative Services Fee...............................      36,318          3,349
   Accounting and Pricing Fees...............................      36,774         36,774
   Printing Expense..........................................      43,230          2,105
   Registration Fees.........................................      31,810         34,361
   Insurance Expense.........................................       2,089             75
   Audit Fees................................................       9,600          2,000
   Trustees' Fees............................................       8,250          8,250
   Legal Expense.............................................       3,200          3,083
   Other Expenses............................................       4,155          2,225
                                                               ----------      ---------
     Total Expenses..........................................     465,371        152,940
     Less Expenses Reimbursed by Investment Adviser (Note
       2)....................................................    (212,874)      (131,457)
                                                               ----------      ---------
       Net Expenses..........................................     252,497         21,483
                                                               ----------      ---------
 NET INVESTMENT INCOME (LOSS)................................    (126,245)         9,370
                                                               ----------      ---------
 Net Realized Gain on Investments............................     781,572         81,236
 Change in Net Unrealized Appreciation/Depreciation of
   Investments...............................................   4,306,911        303,345
                                                               ----------      ---------
 NET GAIN ON INVESTMENTS.....................................   5,088,483        384,581
                                                               ----------      ---------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $4,962,238      $ 393,951
                                                               ==========      =========

                       See Notes to Financial Statements.

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                             TOP 20                INTERNATIONAL GROWTH
                                                            PORTFOLIO                   PORTFOLIO
                                                       FOR THE YEARS ENDED         FOR THE YEARS ENDED
                                                          DECEMBER 31,                 DECEMBER 31,
                                                   ---------------------------   ------------------------
                                                       2003           2002          2003          2002
                                                   ------------   ------------   -----------   ----------
 FROM INVESTMENT ACTIVITIES
   Net Investment Income (Loss)..................  $  (126,245)   $   (132,477)  $     9,370   $    3,525
   Net Realized Gain (Loss) on Investment
     Transactions................................      781,572      (4,518,363)       81,236     (104,333)
   Change in Net Unrealized Appreciation/
     Depreciation of Investments.................    4,306,911      (4,154,340)      303,345     (115,650)
                                                   -----------    ------------   -----------   ----------
     Net Increase (Decrease) in Net Assets
       Resulting from Operations.................    4,962,238      (8,805,180)      393,951     (216,458)
                                                   -----------    ------------   -----------   ----------
 DISTRIBUTIONS TO SHAREHOLDERS
   From Net Investment Income:
       Class A Shares............................           --              --        (9,589)      (3,522)
                                                   -----------    ------------   -----------   ----------
 FROM SHARE TRANSACTIONS
   Net Proceeds from Sales of Shares:
       Class A Shares............................      305,398       1,733,139       830,840      905,112
       Class B Shares............................       23,119         427,950            --      122,275
       Class C Shares............................       46,394         418,809            --       20,749
   Reinvestment of Distributions:
       Class A Shares............................           --              --         9,593        3,522
   Cost of Shares Redeemed:
       Class A Shares............................   (3,851,106)     (5,784,302)   (1,639,979)    (393,232)
       Class B Shares............................     (697,772)       (872,141)      (14,152)          --
       Class C Shares............................     (634,069)       (683,974)      (42,368)      (9,367)
                                                   -----------    ------------   -----------   ----------
     Net Increase (Decrease) in Net Assets
       Resulting from Share Transactions.........   (4,808,036)     (4,760,519)     (856,066)     649,059
                                                   -----------    ------------   -----------   ----------
     TOTAL INCREASE (DECREASE) IN NET ASSETS.....      154,202     (13,565,699)     (471,704)     429,079
 NET ASSETS -- Beginning of Year.................   15,072,906      28,638,605     1,283,244      854,165
                                                   -----------    ------------   -----------   ----------
 NET ASSETS -- End of Year.......................  $15,227,108    $ 15,072,906   $   811,540   $1,283,244
                                                   ===========    ============   ===========   ==========
 SHARES
   Sold:
       Class A Shares............................       30,888         140,048       145,898      148,024
       Class B Shares............................        2,621          38,642            --       23,656
       Class C Shares............................        5,099          35,861            --        3,486
   Issued in Reinvestment of Distributions:
       Class A Shares............................           --              --         1,476          695
   Redeemed:
       Class A Shares............................     (392,202)       (498,629)     (271,779)     (70,418)
       Class B Shares............................      (70,137)        (80,090)       (2,407)          --
       Class C Shares............................      (64,349)        (61,080)       (6,433)      (1,623)
                                                   -----------    ------------   -----------   ----------
     Net Increase (Decrease) in Shares...........     (488,080)       (425,248)     (133,245)     103,820
                                                   ===========    ============   ===========   ==========

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS


                                                                           DISTRIBUTIONS TO
                                   NET ASSET      NET       NET REALIZED     SHAREHOLDERS     DISTRIBUTIONS TO
                                   VALUE --    INVESTMENT       AND            FROM NET         SHAREHOLDERS     DISTRIBUTIONS IN
                                   BEGINNING     INCOME      UNREALIZED       INVESTMENT          FROM NET        EXCESS OF NET
                                   OF PERIOD     (LOSS)     GAIN (LOSS)         INCOME         REALIZED GAINS     REALIZED GAINS
                                   ---------   ----------   ------------   ----------------   ----------------   ----------------
TOP 20 PORTFOLIO CLASS A SHARES
 For the fiscal year ended
   December 31, 2003.............   $ 8.86       $(0.08)       $ 3.76           $   --             $   --             $   --
 For the fiscal year ended
   December 31, 2002.............    13.45        (0.05)        (4.54)              --                 --                 --
 For the fiscal year ended
   December 31, 2001.............    17.10        (0.17)        (3.40)              --              (0.08)                --
 For the fiscal year ended
   December 31, 2000.............    20.96        (0.20)        (1.44)              --              (2.22)                --
 For the fiscal year ended
   December 31, 1999.............    12.55        (0.18)         9.68               --              (1.09)                --
TOP 20 PORTFOLIO CLASS B SHARES
 For the fiscal year ended
   December 31, 2003.............     8.61        (0.15)         3.64               --                 --                 --
 For the fiscal year ended
   December 31, 2002.............    13.17        (0.13)        (4.43)              --                 --                 --
 For the fiscal year ended
   December 31, 2001.............    16.94        (0.23)        (3.46)              --              (0.08)                --
 For the period March 28, 2000*
   through December 31, 2000.....    27.85        (0.13)        (8.56)              --              (2.22)                --
TOP 20 PORTFOLIO CLASS C SHARES
 For the fiscal year ended
   December 31, 2003.............     8.62        (0.16)         3.66               --                 --                 --
 For the fiscal year ended
   December 31, 2002.............    13.19        (0.13)        (4.44)              --                 --                 --
 For the fiscal year ended
   December 31, 2001.............    16.95        (0.25)        (3.43)              --              (0.08)                --
 For the period April 18, 2000*
   through December 31, 2000.....    21.54        (0.11)        (2.26)              --              (2.22)                --
INTERNATIONAL GROWTH PORTFOLIO
 CLASS A SHARES
 For the fiscal year ended
   December 31, 2003.............     5.08         0.10          1.71            (0.10)                --                 --
 For the fiscal year ended
   December 31, 2002.............     5.74         0.02         (0.66)           (0.02)                --                 --
 For the fiscal year ended
   December 31, 2001.............     7.12           --         (1.38)              --                 --                 --
 For the period September 5,
   2000* through December 31,
   2000..........................     9.74        (0.02)        (2.60)              --                 --                 --
INTERNATIONAL GROWTH PORTFOLIO
 CLASS B SHARES
 For the fiscal year ended
   December 31, 2003.............     5.04           --(C)       1.76               --                 --                 --
 For the fiscal year ended
   December 31, 2002.............     5.70        (0.01)        (0.65)              --                 --                 --
 For the fiscal year ended
   December 31, 2001.............     7.12        (0.04)        (1.38)              --                 --                 --
 For the period November 2, 2000*
   through December 31, 2000.....     8.31        (0.01)        (1.18)              --                 --                 --
INTERNATIONAL GROWTH PORTFOLIO
 CLASS C SHARES
 For the fiscal year ended
   December 31, 2003.............     5.03         0.01          1.77               --                 --                 --
 For the fiscal year ended
   December 31, 2002.............     5.71           --         (0.68)              --                 --                 --
 For the period January 12, 2001*
   through December 31, 2001.....     7.12        (0.01)        (1.40)              --                 --                 --

---------------------------------

  * Commencement of Operations.
 ** Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.
  (A) Total returns for periods of less than one year are not annualized.
  (B) Annualized.
  (C) The per share data provided is less than $0.01.
 See Notes to Financial Statements.

                                                      NAVELLIER MILLENNIUM FUNDS

                                                                   RATIOS TO AVERAGE NET ASSETS
                                                 ----------------------------------------------------------------

                                                                                  NET INVESTMENT
      NET INCREASE                                                  EXPENSES      INCOME (LOSS)    NET INVESTMENT
       (DECREASE)     NET ASSET       TOTAL      EXPENSES AFTER      BEFORE           AFTER         LOSS BEFORE
         IN NET      VALUE -- END   INVESTMENT   REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT    REIMBURSEMENT
      ASSET VALUE     OF PERIOD      RETURN**       (NOTE 1)        (NOTE 2)         (NOTE 2)         (NOTE 2)
      ------------   ------------   ----------   --------------   -------------   --------------   --------------
        $  3.68         $12.54         41.53%         1.50%            2.96%          (0.63)%           (2.09)%
          (4.59)          8.86        (34.13)         1.50             2.27           (0.39)            (1.16)
          (3.65)         13.45        (20.89)         1.50             2.15           (1.10)            (1.75)
          (3.86)         17.10         (8.05)         1.40             1.89           (1.11)            (1.59)
           8.41          20.96         75.91          1.50             2.34           (1.34)            (2.19)
           3.49          12.10         40.53          2.25             3.71           (1.37)            (2.83)
          (4.56)          8.61        (34.62)         2.25             3.02           (1.11)            (1.88)
          (3.77)         13.17        (21.75)         2.25             2.90           (1.84)            (2.49)
         (10.91)         16.94        (31.41)(A)      2.25(B)          2.74(B)        (1.84)(B)         (2.33)(B)
           3.50          12.12         40.60          2.25             3.71           (1.38)            (2.84)
          (4.57)          8.62        (34.65)         2.25             3.02           (1.11)            (1.88)
          (3.76)         13.19        (21.68)         2.25             2.90           (1.84)            (2.49)
          (4.59)         16.95        (11.27)(A)      2.25(B)          2.74(B)        (1.83)(B)         (2.31)(B)
           1.71           6.79         35.82          1.50            11.33           (0.02)            (9.85)
          (0.66)          5.08        (11.22)         1.49            10.80            0.36             (8.95)
          (1.38)          5.74        (19.38)         1.49            22.97            0.03            (21.45)
               )
          (2.62           7.12        (26.90)(A)      1.49(B)        120.64(B)        (0.54)(B)       (119.69)(B)
           1.76           6.80         34.92          2.25            12.08            0.02             (9.81)
          (0.66)          5.04        (11.58)         2.21            11.52            0.74            (10.04)
          (1.42)          5.70        (19.94)         2.25            23.73           (0.65)           (22.13)
               )
          (1.19           7.12        (14.32)(A)      2.24(B)        121.39(B)        (0.83)(B)       (119.99)(B)
           1.78           6.81         35.39          2.25            12.08            0.03             (9.80)
          (0.68)          5.03        (11.91)         2.25            11.56           (0.10)            (9.41)
               )
          (1.41           5.71        (19.80)(A)      2.21(B)         23.69(B)        (0.74)(B)        (22.22)(B)

                             SUPPLEMENTARY DATA
                    ------------------------------------
                                              NUMBER OF
                                               SHARES
      NET INCREASE              NET ASSETS   OUTSTANDING
       (DECREASE)               AT END OF     AT END OF
         IN NET     PORTFOLIO     PERIOD       PERIOD
      ASSET VALUE   TURNOVER     (000'S)       (000'S)
      ------------  ---------   ----------   -----------
        $  3.68        215%      $10,354       $  825
          (4.59)       207        10,513        1,187
          (3.65)       185        20,784        1,545
          (3.86)       118        28,737        1,680
           8.41        235        23,433        1,118
           3.49        215         3,111          257
          (4.56)       207         2,795          325
          (3.77)       185         4,823          366
         (10.91)       118         4,922          290
           3.50        215         1,762          145
          (4.57)       207         1,765          205
          (3.76)       185         3,032          230
          (4.59)       118         3,030          179
           1.71        161           640           94
          (0.66)        85         1,111          219
          (1.38)       241           805          140
               )
          (2.62         42            89           13
           1.76        161           166           24
          (0.66)        85           135           27
          (1.42)       241            18            3
               )
          (1.19         42            17            2
           1.78        161             6            1
          (0.68)        85            37            7
               )
          (1.41        241            31            5

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

1. Significant Accounting Policies

     The Navellier Millennium Funds (the "Fund"), formerly known as the American Tiger Funds, are registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and are authorized to issue shares of beneficial interests. The Fund currently consists of three Portfolios: the Top 20 Portfolio, a non-diversified open-end management investment company, International Growth Portfolio, a non-diversified open-end management investment company, and the Mid Cap Growth Portfolio, a diversified open-end management company. The Fund was established as a Delaware Business Trust organized on September 4, 1998. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund consists of three classes of shares. Class A shares have been offered since September 30, 1998 for the Top 20 Portfolio and International Growth Portfolio, and May 1, 2002 for the Mid Cap Growth Portfolio. Class B and Class C shares have been offered since March 2, 2000 for the Top 20 Portfolio, September 5, 2000 for International Growth Portfolio, and May 1, 2002 for the Mid Cap Growth Portfolio. Class A shares are purchased at the public offering price which includes a maximum sales charge of up to 4.95% depending on the size of the purchase. Income and expenses of the Fund are allocated proportionately to the three classes of shares based on daily net assets, except for Rule 12b-1 distribution fees (Note 4). The following is a summary of significant accounting policies which the Fund follows:

        (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If market quotations are not readily available, the Board of Trustees will value the Fund's securities in good faith. The Trustees will periodically review this method of valuation and recommend changes which may be necessary to assure that the Fund's instruments are valued at fair value. Debt securities with maturities of 60 days or less and short-term notes are valued at amortized cost, which approximates fair value.

        (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gain and loss on securities transactions are computed on an identified cost basis.

        (c) Dividends from net investment income are declared and paid annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually.

        (d) The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions with Affiliates

     Investment advisory services are provided by Navellier Management, Inc. (the "Adviser"). Under an agreement with the Adviser, the Fund pays a fee at the annual rate of 1.00% of the daily net assets of each Portfolio. An officer and trustee of the Fund is also an officer and director of the Adviser.

     The Adviser has agreed to limit the total normal expenses of each Portfolio's Class A to 1.50% and Class B and Class C to 2.25% of average annual net assets. In order to maintain the expense limitation, the Adviser paid certain operating expenses on a net basis of the Top 20 Portfolio, the International Growth Portfolio and the Mid Cap Growth Portfolio totaling $76,610, $54,136 and $67,546, respectively.

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------

     At December 31, 2003, the Statements of Net Assets includes the following amounts payable to the Adviser and Distributor:

                                                         INTERNATIONAL
                                             TOP 20         GROWTH
                                            PORTFOLIO      PORTFOLIO
                                            ---------    -------------
Adviser...................................   $12,883        $  672
                                             =======        ======
Distributor...............................   $ 1,622        $   75
                                             =======        ======

     Navellier Securities, Inc. (the "Distributor") acts as the Fund's Distributor and is registered as a broker-dealer under the Securities and Exchange Act of 1934. The Distributor, which is the principal underwriter of the Fund's shares, renders its service to the Fund pursuant to a distribution agreement. An officer and trustee of the Fund is also an officer and director of the Distributor.

     The Distributor collected the following contingent deferred sales charges on the redemption of Class B and Class C shares during the year ended December 31, 2003:

                                                 CLASS B SHARES    CLASS C SHARES
                                                 --------------    --------------
Top 20 Portfolio...............................     $17,652            $  713
International Growth Portfolio.................          --                 4

     The Fund pays each of its Trustees not affiliated with the Adviser $12,000 annually. For the year ended December 31, 2003, Trustees' fees totaled $15,750.

3. Transfer Agent and Custodian

     Effective September 8, 2003, Integrated Fund Services, Inc. ("Integrated") provides financial administrative accounting services, transfer agency and shareholder services to the Fund, pursuant to an agreement between the Fund and Integrated. Prior to September 8, 2003, FBR National Bank & Trust (FBR) provided transfer agency, dividend disbursing and other shareholder services to the Fund. In addition, FBR serves as custodian of the Fund's assets. Fees paid to FBR for these services are presented on the Statements of Operations as "Transfer Agent and Custodian Fee" and cannot be broken out separately. "Transfer Agent Fees" and "Custodian Fees" listed on the Statements of Operations represent fees paid to Integrated and FBR, respectively, after September 8, 2003.

4. Distribution Plan

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act, whereby it reimburses the Distributor or others in an amount not to exceed 0.25%, 1.00% and 1.00% per annum of the average daily net assets of Class A, Class B and Class C, respectively, for expenses incurred in the promotion and distribution of shares of the portfolio. These expenses include, but are not limited to, the printing of prospectuses, statements of additional information, and reports used for sales purposes, expenses of preparation of sales literature and related expenses (including Distributor personnel), advertisements and other distribution-related expenses, including a prorated portion of the Distributor's overhead expenses attributable to the distribution of shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, the amount the Fund may pay to the Distributor or others as a service fee to reimburse such parties for personal services provided to shareholders of the Fund and/or the maintenance of shareholder accounts. Such Rule 12b-1 fees are made pursuant to the Plan and distribution agreements entered into between such service providers and the Distributor or the Fund directly.

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------

5. Securities Transactions

     For the year ended December 31, 2003, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                             INTERNATIONAL
                                                                TOP 20          GROWTH
                                                               PORTFOLIO       PORTFOLIO
                                                              -----------    -------------
Purchases...................................................  $30,762,180     $2,083,849
                                                              ===========     ==========
Sales.......................................................  $35,808,662     $2,905,067
                                                              ===========     ==========

6. Federal Income Taxes

     The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

     The tax character of distributions paid for the years ended December 31, 2003 and 2002 was as follows:

                                              2003                                  2002
                                    -------------------------    ------------------------------------------
                                    ORDINARY      LONG-TERM         ORDINARY               LONG-TERM
                                     INCOME     CAPITAL GAINS        INCOME              CAPITAL GAINS
                                    --------    -------------    ---------------    -----------------------
Top 20 Portfolio..................  $    --        $    --           $   --                  $  --
International Growth Portfolio....  $ 9,589        $    --           $3,522                  $  --

     The following information is computed on a tax basis for each item as of December 31, 2003:

                                                                              INTERNATIONAL
                                                                 TOP 20          GROWTH
                                                               PORTFOLIO        PORTFOLIO
                                                              ------------    -------------
Gross Unrealized Appreciation...............................  $  3,282,944      $ 222,802
Gross Unrealized Depreciation...............................      (239,510)       (15,207)
                                                              ------------      ---------
Net Unrealized Appreciation.................................  $  3,043,434      $ 207,595
                                                              ============      =========
Capital Loss Carryforward...................................   (15,354,322)      (184,140)
                                                              ------------      ---------
  Accumulated Earnings (Deficit)............................  $(12,310,888)     $  23,455
                                                              ============      =========
Cost of Investments for Federal Income Tax Purposes.........  $ 11,894,927      $ 609,871
                                                              ============      =========

     The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sales. As of December 31, 2003, the Portfolios reclassified net investment losses and distributions in excess to paid-in capital on the Statements of Net Assets as follows:

                                                             UNDISTRIBUTED      ACCUMULATED
                                                             NET INVESTMENT     NET REALIZED
                                                                 INCOME        GAINS (LOSSES)
                                                             --------------    --------------
Top 20 Portfolio...........................................     $126,245          $64,910
International Growth Portfolio.............................     $    216          $    --

     Such reclassifications have no affect on the Funds' net assets or net asset value per share.

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------

     As of December 31, 2003, the Fund had the following capital loss carryforwards for federal income tax purposes:

                                                                             INTERNATIONAL
                                                                TOP 20          GROWTH
                    EXPIRES DECEMBER 31,                       PORTFOLIO       PORTFOLIO
                    --------------------                      -----------    -------------
2009........................................................  $11,569,611      $ 98,553
2010........................................................    3,626,476        85,587
2011........................................................      158,235            --
                                                              -----------      --------
                                                              $15,354,322      $184,140
                                                              ===========      ========

     The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

7. Borrowing Agreement

      The Funds have a short-term borrowing agreement with Custodial Trust Company which may be drawn upon for temporary purposes. For each short-term borrowing, the Funds pledge collateral. At December 31, 2003, no Fund had outstanding borrowings.

8. Subsequent Event (unaudited)

      On December 30, 2003, the Board of Trustees approved a Plan of Liquidation of the Mid Cap Growth Portfolio effective February 20, 2004. It was determined that the Fund failed to attract sufficient assets to make it economically viable.

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
THE NAVELLIER MILLENNIUM FUNDS
RENO, NEVADA

      We have audited the accompanying statements of net assets of Navellier Top 20 Portfolio, Navellier International Growth Portfolio and Navellier Mid Cap Growth Portfolio, each a series of shares of The Navellier Millennium Funds, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2003, by correspondence with the custodian and broker. Where the broker did not reply to our confirmation request, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Navellier Top 20 Portfolio, Navellier International Growth Portfolio and Navellier Mid Cap Growth Portfolio as of December 31, 2003, the results of their operations for the year ended, the changes in net assets and financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

/s/ TAIT, WELLER & BAKER

TAIT, WELLER & BAKER

Philadelphia, PA
February 20, 2004

                                     PART C

                               OTHER INFORMATION



   ITEM 22     EXHIBITS
   (a)(1)      Certificate of Trust of Registrant(1)
   (a)(2)      Declaration of Trust of Registrant(1)
   (b)         By-Laws of Registrant(1)
   (c)         Not Applicable
   (d)         Investment Management Agreement between Registrant and Navellier
               Management, Inc., dated September 9, 1998(1)
   (d)(1)      Investment Management Agreement between and Navellier
               International Growth Portfolio and Navellier Management, Inc.
               dated May 25, 2000(4)
   (e)(1)      Distribution Agreement dated August 26, 1999 (as amended May 25,
               2000 and further amended February 28, 2002) for Class A Shares
   (e)(2)      Distribution Agreement dated March 3, 2000 (as amended May 25,
               2000 and further amended February 28, 2002) for Class B Shares
   (e)(3)      Distribution Agreement dated August 26, 1999 (as amended May 25,
               2000 and further amended February 28, 2002) for Class C Shares
   (e)(4)      12b-1 Distribution Plan dated March 3, 2000 (as amended May 25,
               2000) for each of the Fund Portfolios' Class B Shares(3)
   (e)(5)      Selected Dealer Agreement (specimen) for Class A, B and C
               Shares(3)
   (f)         Not Applicable
   (g)         Agreement for Custodian Services between Registrant and FBR
               National Trust Company (filed herewith)
   (g)(1)      Agreement for Administrative, Accounting and Transfer Agency
               Services between Registrant and Integrated Fund Services, Inc.
               (filed herewith)
   (h)(1)      Administrative Services Agreement between Registrant and
               Navellier Management, Inc. dated September 9, 1998(1)
   (h)(2)      Trustee Indemnification Agreements(1)
   (i)         Opinion and Consent of Counsel dated April 29, 2004 (filed herewith)
   (j)         Consent of Independent Auditors dated April 29, 2004 (filed herewith)
   (k)         Not Applicable(1)
   (l)         Subscription Agreement between the American Tiger Funds and
               Louis Navellier, dated September 3, 1998(1)
   (l)(2)      Investment Adviser Operating Expense Reimbursement Agreement(1)
   (m)(1)      12b-1  Distribution Plan dated August 26, 1999 (as amended
               February 28, 2002) for Class A Shares
   (m)(2)      12b-1 Distribution Plan dated August 26, 1999 (as amended
               May 25, 2000 and further amended February 28, 2002) for each of the Fund Portfolios' Class C Shares
   (o)         Rule 18f-3 Plan dated December 27, 1999 as amended May 25, 2000
               (3)
   (p)(1)      Code of Ethics for The Navellier Millennium Funds(2)
   (p)(2)      Code of Ethics for Navellier Management, Inc.(2)
   (p)(3)      Code of Ethics for Navellier Securities Corp.(2)




(1) Incorporated by reference to the Registration Statement on Form N-1A, filed by Registrant on September 10, 1998 (Reg. No. 333-63155).


(2) Incorporated by reference to Registration Statement on Form N-1A, filed by Registrant on May 30, 2000 (Reg. No. 333-63155)


(3) Incorporated by reference to Registration Statement on Form N-1A, filed by Registrant on July 3, 2000 (Reg. No. 333-63155)


(4) Incorporated by reference to Registration Statement on Form N-1A, filed by Registrant on August 21, 2000 (Reg. No. 333-63155)

ITEM 23.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND



     (a) As is described in the Statement of Additional Information ("Control Persons and Principal Holders of Securities") the Fund was initially but no longer is controlled by Louis Navellier, the sole stockholder, officer, and director of the Investment Adviser, who also serves as Trustee and in various officer positions with the Fund (as described more fully under "The Investment Adviser, Distributor, Custodian and Transfer Agent" in the Statement of Additional Information).



     (b) The Distributor Navellier Securities Corp. (incorporated under the laws of the State of Delaware) is wholly-owned by Louis G. Navellier, who is also a stockholder, director, and officer of the Investment Adviser and a Trustee and officer of the Fund.




                          Navellier Performance Funds


        [UP ARROW]                                         [UP ARROW]
Navellier Management Inc.                             Navellier Securities
         ("NMI")                                           Corp ("NSC")


                         [UP ARROW]         [UP ARROW]
                                Louis Navellier
                               100% owner of NMI
                                    and NSC




     Also as set forth in the Statement of Additional Information under "Control Persons", various brokerage firms holding shares for the benefit of their customers hold over 25% of the outstanding shares of the Mid Cap Growth Portfolio.



ITEM 24.  INDEMNIFICATION



     The Fund shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers, or trustees of another organization in which it has any interest, as a shareholder, creditor, or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a Trustee, officer, employee, or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such person did not engage in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct by written opinion from independent legal counsel approved by a majority of a quorum of trustees who are neither interested persons nor parties to the proceedings. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may otherwise be entitled except out of the Fund Property. A majority of a quorum of disinterested non-party Trustees may make advance payments in connection with indemnification under this section, provided that the indemnified person shall have given a written undertaking adequately secured to reimburse the Fund in the event it is subsequently determined that he is not entitled to such indemnification, or a majority of a quorum of disinterested non-party Trustees or independent counsel determine, after a review of readily available facts, that the person seeking indemnification will probably be found to be entitled to indemnification.



     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to the Trustees, officers, and controlling persons of the Fund pursuant to the provisions described under this Item 27, or otherwise, the Fund has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer, or controlling person of the Fund in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



     The Fund may purchase and maintain insurance on behalf of an officer, Trustee, employee, or agent protecting such person, to the full extent permitted by applicable law, from liability incurred by such person as officer, Trustee, employee, or agent of the Fund or arising from his activities in such capacity.



     Section 9 of the Distribution Agreement between the Fund and Navellier

Securities Corp., provides for indemnification of the parties thereto under certain circumstances.

     Section 4 of the Advisory Agreement between the various portfolios of the Fund and the Investment Adviser provides for indemnification of the parties thereto under certain circumstances.


ITEM 25. BUSINESS AND OTHER CONNECTION OF THE INVESTMENT ADVISER


     Set forth below is a description of any other business, profession, vocation, or employment of a substantial nature in which each investment adviser of the Fund and each director, officer, or partner of any such investment adviser, is or has been at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee:



         NAME AND PRINCIPAL          POSITIONS HELD WITH REGISTRANT          PRINCIPAL OCCUPATIONS DURING PAST
          BUSINESS ADDRESS                 AND ITS AFFILIATES                           TWO YEARS
     ----------------------------   ----------------------------------       ---------------------------------
     Louis Navellier                Trustee and President of The             Mr. Navellier is and has been
     One East Liberty Third Floor   Navellier Millennium Funds;              the CEO and President Trustee
     Reno, NV 89501                 President of The Navellier               and of Navellier & Associates
                                    Performance Funds, one of the            Inc., an investment management
                                    Portfolio Managers of the                company since 1987; he is and
                                    Aggressive Growth Portfolio, the         has been CEO and President of
                                    Mid Cap Growth Portfolio and the         Navellier Management, Inc.; one
                                    Aggressive Micro Cap Portfolio.          of the Portfolio Managers for
                                    Mr. Navellier is also the CEO,           the Investment Adviser to this
                                    President, Treasurer, and                Fund and one of Portfolio
                                    Secretary of Navellier                   Managers to The Navellier
                                    Management, Inc., a Delaware             Performance Funds; President and
                                    Corporation which is the                 CEO of Navellier Securities
                                    Investment Adviser to the Fund.          Corp., the principal Underwriter
                                    Mr. Navellier is also the CEO,           to this Fund and The Navellier
                                    President, Treasurer and                 Performance Funds; and has been
                                    Secretary of Navellier                   publisher and editor of MPT
                                    Securities Corp., a Delaware             Review from August 1987 to the
                                    corporation, which is the                present, and was publisher and
                                    Distributor of the Fund. Mr.             editor of the predecessor
                                    Navellier is also CEO,                   investment advisory newsletter
                                    President, Secretary, and                OTC Insight, which he began in
                                    Treasurer of Navellier &                 1980 and wrote through July
                                    Associates Inc., Navellier               1987.
                                    Publications, Inc., MPT Review
                                    Inc.



ITEM 26.  PRINCIPAL UNDERWRITERS



    (a) The Distributor does not currently act as principal underwriter, depositor, or investment adviser for any investment company other than the Fund and The Navellier Performance Funds



    (b) The following information is provided, as of the date hereof, with respect to each director, officer, or partner of each principal underwriter named in response to Item 21:




                                 NAME AND PRINCIPAL      POSITION AND OFFICES       POSITIONS AND OFFICES
                                  BUSINESS ADDRESS         WITH UNDERWRITER          WITH REGISTRANT
                                --------------------    ----------------------      ------------------
                                Louis Navellier         CEO, President, Director,   Trustee, President and
                                One East Liberty,       Treasurer and Secretary     CEO
                                Third Floor
                                Reno, NV 89501




    (c) As of the date hereof, no principal underwriter who is not an affiliated person of the Fund has received any commissions or other compensation during the Fund's last fiscal year.



ITEM 27.  LOCATION OF ACCOUNTS AND RECORDS



    All accounts, records, and other documents required to be maintained under
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the office of The Navellier Millennium Funds located at One East Liberty, Third Floor, Reno, Nevada 89501, and the offices of the Fund's Transfer agent at 221 E. 4th Street, Suite 300, Cincinnati, Ohio 45202.



ITEM 28.  MANAGEMENT SERVICES



    Other than as set forth in Part A and Part B of this Registration Statement, the Fund is not a party to any management-related service contract.



ITEM 30.  UNDERTAKINGS



    The Fund hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the latest annual report to shareholders, upon request and without charge.



    The Fund hereby undertakes that if it is requested by the holders of at least 10% of its outstanding shares to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee, it will do so and will assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 10 to Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in Reno, Nevada on the 30th day of April 2004.



                                        THE NAVELLIER MILLENNIUM FUNDS



                                        By: /s/ LOUIS G. NAVELLIER
                                        Louis G. Navellier President and Trustee



     The Navellier Millennium Funds, and each person whose signature appears below hereby constitutes and appoints Louis Navellier as such person's true and lawful attorney-in-fact, with full power to sign for such person and in such person's name, in the capacities indicated below, any and all amendments to this Registration Statement, hereby ratifying and confirming such person's signature as it may be signed by said attorney-in-fact to any and all amendments to said Registration Statement.



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons or their attorneys-in-fact pursuant to authorization given on September 9, 1998, in the capacities and on the date indicated:




     /s/ LOUIS G. NAVELLIER        Trustee and President              April 30, 2004
     --------------------------    (Principal Executive Officer)
     Louis G. Navellier(1)

     /s/ JOEL ROSSMAN              Trustee                            April 30, 2004
     --------------------------
     Joel Rossman

     /s/ BARRY SANDER              Trustee                            April 30, 2004
     --------------------------
     Barry Sander

     /s/ ARJEN KUYPER              Trustee and Treasurer              April 30, 2004
     --------------------------
     Arjen Kuyper(1)

     /s/ JACQUES DELACROIX         Trustee and Secretary              April 30, 2004
     --------------------------
     Jacques Delacroix



(1) These persons are interested persons affiliated with the Investment Adviser.

                               Exhibit Index

   EXHIBIT     DESCRIPTION
   No.
   (g)         Agreement for Custody Services between Registrant and FBR
               National Trust Company (filed herewith)
   (g)(1)      Agreement for Administrative Accounting and Transfer Agency
               Services between Registrant and Integrated Fund Services, Inc.
               (filed herewith)
   (i)         Opinion and Consent of Counsel dated April 29, 2004 (filed herewith)
   (j)         Consent of Independent Auditors dated April 29, 2004 (filed herewith)